EXHIBIT 10.25







                    BUFFALO WILD WINGS(R) FRANCHISE AGREEMENT


                                     BETWEEN


                     BUFFALO WILD WINGS INTERNATIONAL, INC.
                          1600 UTICA AVENUE, SUITE 700
                              MINNEAPOLIS, MN 55416


                                       AND


                  ____________________________________________


                  ____________________________________________
                              NAME OF FRANCHISEE(S)

                  ____________________________________________
                                 STREET ADDRESS

                  ____________________________________________
                               CITY STATE ZIP CODE

                  ____________________________________________
                                  PHONE NUMBER


                              AUTHORIZED LOCATION:

                  ____________________________________________
                                     STREET

                  ____________________________________________
                  CITY               STATE            ZIP CODE




                                 EFFECTIVE DATE:

                  ____________________________________________
                             (To be completed by us)


CONFIDENTIAL
(C) 2006 Buffalo Wild Wings International, Inc.



                                                         --TABLE OF CONTENTS--

                                                BUFFALO WILD WINGS(R) FRANCHISE AGREEMENT

SECTION                                                                                                          PAGE

1.       DEFINITIONS..............................................................................................1

2.       GRANT OF LICENSE.........................................................................................2

3.       TRADEMARK STANDARDS AND REQUIREMENTS.....................................................................4

4.       TERM AND RENEWAL.........................................................................................5

5.       FACILITY STANDARDS AND MAINTENANCE.......................................................................6

6.       PRODUCTS AND OPERATIONS STANDARDS AND REQUIREMENTS......................................................11

7.       PERSONNEL AND SUPERVISION STANDARDS.....................................................................15

8.       ADVERTISING.............................................................................................16

9.       FEES, REPORTING AND AUDIT RIGHTS........................................................................18

10.      YOUR OTHER OBLIGATIONS; NONCOMPETE COVENANTS............................................................21

11.      TRANSFER OF FRANCHISE...................................................................................23

12.      DISPUTE RESOLUTION......................................................................................27

13.      DEFAULT AND TERMINATION.................................................................................28

14.      POST-TERM OBLIGATIONS...................................................................................29

15.      GENERAL PROVISIONS......................................................................................31


         APPENDICES

A.       Trademarks
B.       Designated Area
C.       Addendum to Lease
D.       Electronic Transfer of Funds Authorization
E.       Gift Cards Participation Agreement
F.       Enrollment Form and Portal Terms and Conditions

                    BUFFALO WILD WINGS(R) FRANCHISE AGREEMENT


This Franchise Agreement is made this ____ day of ____________, 200_ between BUFFALO WILD WINGS INTERNATIONAL, INC., an Ohio corporation with its principal business located at 1600 Utica Avenue South, Suite 700, Minneapolis, Minnesota 55416 ("we" or "us"), and __________________________, a(n)
______________________      whose     principal      business     address     is
__________________________________________   ("franchisee"  or  "you").  If  the
franchisee is a corporation, partnership, limited liability company or other legal entity, certain provisions to this Agreement also apply to its owners.

                                                               RECITALS

         A. Our parent company has developed a unique system for video entertainment oriented, fast casual restaurants that feature chicken wings, sandwiches, unique food service and other products, beverages and services using certain standards and specifications;

         B. Many of the food and beverage products are prepared according to specified recipes and procedures, some of which include proprietary sauces and mixes.

         C. Our parent company owns the BUFFALO WILD WINGS(R) Trademark and other trademarks used in connection with the operation of a BUFFALO WILD WINGS restaurant;

         D. Our parent company has granted to us the right to sublicense the right to develop and operate BUFFALO WILD WINGS restaurants; and

         E. You desire to develop and operate a BUFFALO WILD WINGS restaurant and we, in reliance on your representations, have approved your franchise application.

         In consideration of the foregoing and the mutual covenants and consideration below, you and we agree as follows:

                                   DEFINITIONS

         1. For purposes of this Agreement, the terms below have the following definitions:

                  A. "Control Person" means the individual who has the authority to, and does in fact, actively direct your business affairs in regard to the Restaurant, is responsible for overseeing the general management of the day-to-day operations of the Restaurant and has authority to sign on your behalf on all contracts and commercial documents. The Control Person is identified on the Ownership and Management Addendum attached to this Agreement.

                  B. "Gross Sales" includes the total revenues and receipts from the sale of all products, services and merchandise sold in your Restaurant whether under any of the Trademarks or otherwise, including any cover charges or fees, vending or similar activities in your Restaurant or on its premises as well as all license and use fees. Gross Sales excludes sales taxes.

                  C. "Menu Items" means the chicken wings, sandwiches and other products and beverages prepared according to our specified recipes and procedures, as we may modify and change them from time to time.

                  D. "Principal Owner" means any person or entity who, now or hereafter, directly or indirectly owns a 10% or greater interest in the franchisee when the franchisee is a corporation, limited liability company, partnership, or a similar entity. However, if we are entering into this Agreement totally or partially based on the financial qualifications, experience, skills or managerial qualifications of any person or entity who directly or indirectly owns less than a 10% interest in the franchisee, we have the right to designate that person or entity as a Principal Owner for all purposes under this Agreement. In addition, if the franchisee is a partnership entity, then each person or entity who, now or hereafter is or becomes a general partner is a Principal Owner, regardless of the percentage ownership interest. If the franchisee is one or more individuals, each individual is a Principal Owner of the franchisee. Each franchisee must have at least one Principal Owner. Your Principal Owner(s) are identified on the Ownership and Management Addendum attached to this Agreement. Every time there is a change in the persons who are your Principal Owners, you must, within 10 days from the date of each such change, update the Ownership and Management Addendum. As used in this Agreement, any reference to Principal Owner includes all Principal Owners.

                  E. "Restaurant" means the BUFFALO WILD WINGS Restaurant you develop and operate pursuant to this Agreement.

                  F. "System" means the BUFFALO WILD WINGS System, which consists of distinctive food and beverage products prepared according to special and confidential recipes and formulas with unique storage, preparation, service and delivery procedures and techniques, offered in a setting of distinctive exterior and interior layout, design and color scheme, signage, furnishings and materials and using certain distinctive types of facilities, equipment, supplies, ingredients, business techniques, methods and procedures together with sales promotion programs, all of which we may modify and change from time to time.

                  G. "Trademarks" means the BUFFALO WILD WINGS Trademark and Service Mark that have been registered in the United States and elsewhere and the trademarks, service marks and trade names set forth on Appendix A, as we may modify and change from time to time, and the trade dress and other commercial symbols used in the Restaurant. Trade dress includes the designs, color schemes and image we authorize you to use in the operation of the Restaurant from time to time.

                  H. "Unit General Manager" means the individual who (i) personally invests his or her full time and attention and devotes his or her best efforts to the on-premises general management of the day-to-day operations of the Restaurant, (ii) meets our prior restaurant or retail management experience requirements, and (iii) does not participate in the active operation or management of any business other than the Restaurant. The Unit General Manager must be appointed at least 60 days prior to the Restaurant opening, fully trained 20 days prior to the Restaurant opening and is or will be identified on the Ownership and Management Addendum attached to this Agreement.

                                GRANT OF LICENSE

         2. The following provisions control with respect to the license granted hereunder:

                  A. Authorized Location. We grant to you the right and license to establish and operate a retail Restaurant identified by the BUFFALO WILD WINGS Trademarks or such other marks as we may direct, to be
         located                  at                 a                  location
         __________________________________________________________
         ______________________ or a location to be designated within 90 days from the date of this Agreement (the "Authorized Location"). When a location has been designated by you and approved by us, it will become part of this subparagraph 2.A as if originally stated. If an Authorized Location is not designated by you and approved by us within 90 days from the date of this Agreement, we have the right to declare this Agreement null and void without the return of any Initial Franchise Fee or other amounts paid to us. You accept the license and undertake the obligation to operate the Restaurant at the Authorized Location using the Trademarks and the System in compliance with the terms and conditions of this Agreement.

                  B. Designated Area. You must locate and operate the Restaurant at an Authorized Location within the area described in Appendix B (the "Designated Area"). We and our affiliates will not locate and operate or grant to anyone else a franchise to locate and operate a BUFFALO WILD WINGS restaurant within the Designated Area so long as this Agreement is in effect, except as provided in subparagraph 2.D. You do not have any right to sublicense or subfranchise within or outside of the Designated Area and do not have the right to operate more than one Restaurant within the Designated Area.

                  C. Opening. You agree that the Restaurant will be open and operating in accordance with the requirements of subparagraph 5.A within (i) 270 days from the date of this Agreement if the Restaurant is located within an end cap, shopping mall, Special Site or other similar location, or (ii) 365 days from the date of this Agreement if the Restaurant is a free-standing building, unless in either case we authorize in writing an extension of time. Notwithstanding the foregoing,  if you are  entering  this  Agreement  pursuant  to an Area
         Development Agreement executed between you and us, you agree to open the Restaurant by the date stated in the Area Development Agreement. If you fail to have your Restaurant open and in operation according to the provisions of this subparagraph 2.C, we will have the right to terminate this Agreement without opportunity to cure pursuant to subparagraph 13.B.2.

                  D. Nonexclusivity; Our Reservation of Rights. The license is limited to the right to develop and operate one Restaurant at the Authorized Location located in the Designated Area, and does not include (i) any right to sell products and Menu Items identified by the Trademarks at any location other than the Authorized Location, except for authorized catering and delivery services as noted in subparagraph 2.E, or through any other channels or methods of distribution, including the internet (or any other existing or future form of electronic commerce), (ii) any right to sell products and Menu Items identified by the Trademarks to any person or entity for resale or further distribution, or (iii) any right to exclude, control or impose conditions on our development of future franchised, company or affiliate owned restaurants at any time or at any location. You acknowledge that the consumer service area or trade area of another BUFFALO WILD WINGS restaurant may overlap with your Designated Area.

                  You also acknowledge and agree that we and our affiliates have the right to operate and franchise others the right to operate restaurants or any other business within and outside the Designated Area under trademarks other than the BUFFALO WILD WINGS Trademarks, without compensation to any franchisee, except that our operation of, or association or affiliation with, restaurants (through franchising or otherwise) in the Designated Area that compete with BUFFALO WILD WINGS restaurants in the video entertainment oriented, fast casual restaurant segment will only occur through some form of merger or acquisition with an existing restaurant chain (except as otherwise provided for in this subparagraph). Outside of the Designated Area, we and our affiliates have the right to grant other franchises or develop and operate company or affiliate owned BUFFALO WILD WINGS restaurants and offer, sell or distribute any products or services associated with the System (now or in the future) under the Trademarks or any other trademarks, service marks or trade names or through any distribution channel or method, all without compensation to any franchisee.

                  We and  our  affiliates  have  the  right  to  offer,  sell or distribute, within and outside the Designated Area, any frozen, pre-packaged items or other products or services associated with the System (now or in the future) or identified by the Trademarks, or any other trademarks, service marks or trade names, except for Prohibited Items (as defined below), through any distribution channels or methods, without compensation to any franchisee. The distribution channels or methods include, without limitation, grocery stores, club stores, convenience stores, wholesale, hospitals, clinics, health care facilities, business or industry locations (e.g. manufacturing site, office building), military installations, military commissaries or the internet (or any other existing or future form of electronic commerce). The Prohibited Items are the following items that we will not sell in the Designated Area through other distribution channels or methods: any retail food service Menu Items that are cooked or prepared to be served to the end user or customer for consumption at the retail location (unless sold at the limited seating facilities referenced in subparagraph (i) of the paragraph above). For example, chicken wings cooked and served to customers at a grocery store or convenience store would be a Prohibited Item, but the sale of frozen or pre-packaged chicken wings at a grocery store or convenience store would be a permitted form of distribution in the Designated Area.

                  You acknowledge and agree that certain locations within and outside the Designated Area are by their nature unique and separate in character from sites generally developed as BUFFALO WILD WINGS restaurants. As a result, you agree that the following locations ("Special Sites") are excluded from the Designated Area and we have the right to develop or franchise such locations: (1) military bases; (2) public transportation facilities; (3) sports facilities, including race tracks; (4) student unions or other similar buildings on college or university campuses; (5) amusement and theme parks; and (6) community and special events.

                  In addition, you acknowledge and agree that, subject to your right of first refusal as set forth below, we and our affiliates have the right to operate or franchise within and outside the Designated Area one or more facilities selling, for dine in or take out, all or some of the Menu Items, using the Trademarks or any other trademarks, service marks or trade names, without compensation to any franchisee, provided, however, that such facilities shall not have an interior area larger than 2,400 square feet and shall not have seating capacity for more than 48 people ("Limited Seating Facilities"). If we develop a model for a Limited Seating Facility and determine that your Designated Territory is an appropriate market for such a facility, we will provide to you a written offer ("Offer") specifying the terms and conditions for your development of the Limited Seating Facility. You will have 90 days following your receipt of the Offer to accept the Offer by delivering written notice to us of your acceptance, provided that you are not in default under this Agreement or any other Agreement with us or our affiliates. If you do not provide written notice to us within the time period or if you are in default under this Agreement or any other agreement with us or our affiliates, you will lose the right to develop the Limited Seating Facility and we may develop or franchise others to develop the Limited Seating Facility within your Designated Area. You acknowledge and agree that if you accept the Offer, we may require you to submit a full application, pay an initial fee and sign a new form of franchise agreement.

                  E. Catering and Delivery. You may not engage in catering and delivery services and activities within or outside of the Designated Area, unless we authorize you in writing, as further described in subparagraph 6.L. We and our affiliate companies will not engage in catering and delivery services and activities in the Designated Area; however, we have no obligation to enforce similar covenants against any other franchisee.

                      TRADEMARK STANDARDS AND REQUIREMENTS

         3. You acknowledge and agree that the Trademarks are our parent company's property and it has licensed the use of the Trademarks to us with the right to sublicense to others. You further acknowledge that your right to use the Trademarks is specifically conditioned upon the following:

                  A. Trademark Ownership. The Trademarks are our parent company's valuable property, and it is the owner of all right, title and interest in and to the Trademarks and all past, present or future goodwill of the Restaurant and of the business conducted at the Authorized Location that is associated with or attributable to the Trademarks. Your use of the Trademarks will inure to our parent company's benefit. You may not, during or after the term of this Agreement, engage in any conduct directly or indirectly that would infringe upon, harm or contest our parent company's rights in any of the Trademarks or the goodwill associated with the Trademarks, including any use of the Trademarks in a derogatory, negative, or other inappropriate manner in any media, including but not limited to print or electronic media.

                  B. Trademark Use. You may not use, or permit the use of, any trademarks, trade names or service marks in connection with the Restaurant except those set forth in Appendix A or except as we otherwise direct in writing. You may use the Trademarks only in connection with such products and services as we specify and only in the form and manner we prescribe in writing. You must comply with all trademark, trade name and service mark notice marking requirements. You may use the Trademarks only in association with products and services approved by us and that meet our standards or requirements with respect to quality, mode and condition of storage, production, preparation and sale, and portion and packaging.

                  C. Restaurant Identification. You must use the name BUFFALO WILD WINGS GRILL & BAR as the trade name of the Restaurant and you may not use any other mark or words to identify the Restaurant without our prior written consent. You may not use any of the words BUFFALO, WILD or WINGS or any of the other Trademarks as part of the name of your corporation, partnership, limited liability company or other similar entity. You may use the Trademarks on various materials, such as business cards, stationery and checks, provided you (i) accurately depict the Trademarks on the materials as we prescribe, (ii) include a statement on the materials indicating that the business is independently owned and operated by you, (iii) do not use the Trademarks in connection with any other trademarks, trade names or service marks unless we specifically approve in writing prior to such use, and (iv) make available to us, upon our request, a copy of any materials depicting the Trademarks. You must post a prominent sign in the Restaurant identifying you as a BUFFALO WILD WINGS franchisee in a format we deem reasonably acceptable, including an acknowledgment that you independently own and operate the Restaurant and that the BUFFALO WILD WINGS Trademark is owned by our parent company and your use is under a license we have issued to you. All your internal and external signs must comply at all times with our outdoor/indoor guidelines and practices, as they are modified from time to time.

                  D. Litigation. In the event any person or entity improperly uses or infringes the Trademarks or challenges your use or our use or ownership of the Trademarks, we will control all litigation and we have the right to determine whether suit will be instituted, prosecuted or settled, the terms of settlement and whether any other action will be taken. You must promptly notify us of any such use or infringement of which you are aware or any challenge or claim arising out of your use of any Trademark. You must take reasonable steps, without compensation, to assist us with any action we undertake. We will be responsible for our fees and expenses with any such action, unless the challenge or claim results from your misuse of the Trademarks in violation of this Agreement, in which case you must reimburse us for our fees and expenses.

                  E. Changes. You may not make any changes or substitutions to the Trademarks unless we direct in writing. We reserve the right to change the Trademarks at any time. Upon receipt of our notice to change the Trademarks, you must cease using the former Trademarks and commence using the changed Trademarks, at your expense. If the changes to the Trademarks require substantial remodeling due to a modernization in trade dress, the expenditure will be considered toward the Maximum Modernization Amount described in subparagraph 5.E. If the changes to the Trademarks result in a required change to outdoor signage, such changes will be subject to the provisions in 5.F.

                                TERM AND RENEWAL

         4. The following provisions control with respect to the term and renewal of this Agreement:

                  A. Term. The initial term of this Agreement is 20 years, unless this Agreement is sooner terminated in accordance with Paragraph
         13. The initial term commences upon the Effective Date (as defined in subparagraph 15.S) of this Agreement. We may extend this initial term in writing for a limited period of time not to exceed 6 months to take into account the term of any applicable lease for the Authorized Location.

                  B. Renewal Term and Conditions of Renewal. You may renew your license for two renewal terms, (the first renewal term is 10 years; the second renewal term is 5 years), provided that with respect to each renewal: (i) you have given us written notice of your decision to renew at least 6 months but not more than 12 months prior to the end of the expiring term; (ii) you sign our then-current form of franchise agreement (modified to reflect no additional renewal term upon expiration and other modifications to reflect that the agreement relates to the grant of a renewal), the terms of which may differ from this Agreement, including higher fees and a modification to the Designated Area (although in no event will the revised Designated Area have a residential population of the lesser of approximately 30,000 to 40,000 or the residential population that existed as of the Effective
         Date); (iii) you have complied with the provisions of subparagraph 5.E regarding modernization and you perform any further items of modernization and/or replacement of the building, premises, trade dress, equipment and grounds as may be necessary for your Restaurant to conform to the standards then applicable to new BUFFALO WILD WINGS restaurants, regardless of the cost of such modernizations and/or replacements, unless we determine that you should relocate your Restaurant because your Authorized Location no longer meets our then-current site criteria, in which case you must comply with the 90 and 270 day relocation requirements of subparagraph 5.D; (iv) you are not in default of this Agreement or any other agreement pertaining to the franchise granted, have satisfied all monetary and material obligations on a timely basis during the term and are in good standing;
         (v) if leasing the Restaurant premises (and not subject to relocation under (iii) above), you have renewed the lease and have provided written proof of your ability to remain in possession of the premises throughout the renewal period; (vi) you comply with our then-current training requirements; (vii) you pay us, at least 30 days prior to the end of the expiring term, a renewal fee in the amount of $20,000; and
         (viii) you and your Principal Owners and guarantors execute a general release of claims in a form we prescribe.

                  C. Relocation Upon Renewal. If, as a condition of renewal, we require you to relocate your Restaurant pursuant to subparagraph 4.B(iii) above, you may renew your license for two renewal terms (the first renewal term for 15 years and the second renewal term for 5 years), provided that with respect to each renewal, you meet all conditions stated in subparagraph 4.B.

                       FACILITY STANDARDS AND MAINTENANCE

         5. You acknowledge and agree that we have the right to establish, from time to time, quality standards regarding the business operations of BUFFALO WILD WINGS restaurants and stores to protect the distinction, goodwill and uniformity symbolized by the Trademarks and the System. Accordingly, you agree to maintain and comply with our quality standards and agree to the following terms and conditions:

                  A. Restaurant Facility; Site Under Control. You are responsible for purchasing or leasing a site that meets our site selection criteria. You must obtain our written consent to the site. Prior to granting our consent to a site, you must have the site evaluated by the proprietary site evaluator software that has been developed by GeoVue, Inc. You must execute the Enrollment Form and Portal Terms and Conditions attached as Appendix F and pay GeoVue, Inc. an evaluation fee of $400 per site evaluated, but you must pay for the rights to have at least 3 sites evaluated and these fees are non refundable. If your authorized location is located in an area with a lower population or smaller trade area, we may reduce the number of required site evaluations. You may not use the Restaurant premises or Authorized Location for any purpose other than the operation of a BUFFALO WILD WINGS Restaurant during the term of this Agreement. We make no guarantees concerning the success of the Restaurant located on any site to which we consent.

                  You may not open your Restaurant for business until we have notified you in writing that you have satisfied your pre-opening obligations as set forth in subparagraphs 5.A and 5.B and we have approved your opening date. We are not responsible or liable for any of your pre-opening obligations, losses or expenses you might incur for your failure to comply with these obligations or your failure to open by a particular date. We also are entitled to injunctive relief or specific performance under subparagraph 12.C for your failure to comply with your obligations.

                  In the event that you plan to enter into any type of lease for the Restaurant premises, you and your landlord must sign the Lease Addendum attached as Appendix C. We recommend you submit the Lease Addendum to the landlord at the beginning of your lease review and negotiation, although the terms of the Lease Addendum may not be negotiated without our prior approval. If the landlord requires us to negotiate the Lease Addendum, we reserve the right to charge you a fee, which will not exceed our actual costs associated with the negotiation. You must provide us a copy of the executed lease and Lease Addendum within 5 days of its execution. We have no responsibility for the lease; it is your sole responsibility to evaluate, negotiate and enter into the lease for the Restaurant premises.

                  You must execute, and provide us an executed copy of your lease (including an executed copy of the Lease Addendum) or the purchase agreement for the selected and approved site for your Restaurant within 120 days from the date of execution of this Agreement if the Restaurant will be in a free standing location or within 90 days from the execution of this Agreement if the selected and consented to site for the Restaurant is in a non-free standing location. If you fail to have your "site under control" (execute the lease or the purchase agreement within the periods set forth in this subparagraph), we will have the right to terminate this Agreement without opportunity to cure pursuant to subparagraph 13.B.2.

                  B. Construction; Future Alteration. You must construct and equip the Restaurant in strict accordance with our current approved specifications and standards pertaining to equipment, inventory, signage, fixtures, furnishings, accessory features (including sports memorabilia) and design and layout of the building. You may not commence construction of the Restaurant until you have received our written consent to your building plans. If your Restaurant is not constructed strictly according to the previously consented building plans, we will not approve your Restaurant for opening. You will have 30 days from the date we deny our approval for opening your Restaurant to correct all the construction problems so that your Restaurant is strictly constructed according to the consented building plans. If you fail to correct the problems within the 30 day period we may immediately terminate this Agreement pursuant to subparagraph 13.B.2. If the Restaurant opening is delayed for the foregoing reasons, you will be responsible for any losses and costs related to such delay.

                  Without limiting the generality of the prior paragraph, you must promptly after obtaining possession of the site for the
         Restaurant: (i) retain the services of one of our designated architects; and (ii) retain the services of a general contractor and audio/visual equipment providers and installers, each of whom must have successfully gone through our application process or otherwise been approved by us in writing (although if this Agreement is for your first BUFFALO WILD WINGS restaurant or if you or any of your affiliates have failed to timely open any other BUFFALO WILD WINGS restaurant in accordance with the terms of any franchise agreement with us, you must use one of our designated general contractors); (iii) have prepared and submitted for our approval a site survey and basic architectural plans and specifications (not for construction) consistent with our general atmosphere, image, color scheme and ambience requirements as set forth from time to time in the manuals for a BUFFALO WILD WINGS restaurant (including requirements for dimensions, exterior design, materials, interior design and layout, equipment, fixtures, furniture, signs and decorating); (iv) purchase or lease and then, in the construction of the Restaurant, use only the approved building materials, equipment, fixtures, audio visual equipment, furniture and signs; (v) complete the construction and/or remodeling, equipment, fixtures, furniture and sign installation and decorating of the Restaurant in full and strict compliance with plans and specifications we approve and all applicable ordinances, building codes and permit requirements without any unauthorized alterations; (vi) obtain all customary contractors' sworn statements and partial and final waiver obtain all necessary permits, licenses and architectural seals and comply with applicable legal requirements relating to the building, signs, equipment and premises, including, but not limited to, the Americans With Disabilities Act; and
         (vii) obtain and maintain all required zoning changes, building, utility, health, sanitation, liquor and sign permits and licenses and any other required permits and licenses (if this Agreement is for your first BUFFALO WILD WINGS restaurant or if in any previous franchise agreement executed between you or any of your affiliates and us, you or any of your affiliates have not met your obligations regarding the build out of any previous BUFFALO WILD WINGS restaurant, you must retain the services of a company specialized in assisting restaurant operators during the construction process to assist you in submitting, processing, monitoring and obtaining in a timely manner all necessary construction documents, licenses and permits and to advise you throughout the construction of your Restaurant). It is your responsibility to comply with the foregoing conditions.

                  If this is not your first BUFFALO WILD WINGS restaurant and you have opened all others on a timely basis, you may request that we approve a general contractor that is not on our current list of approved suppliers. You must pay us a $5,000 processing fee to process your request to qualify the general contractor. You, your affiliates or your Principal Owners, or any person related to, or any entity controlled by your Principal Owners may not be your general contractor unless you have requested our approval, you have paid the $5,000 qualification processing fee, and we have approved your request. If you have signed an Area Development Agreement for 8 or more restaurants, you also may request approval of an architect that is not on our list of approved suppliers. The architect will be required to attend a two day training session at our Minneapolis headquarters, at a cost of $7,500.

                  If   you    want    to   use   an    audio/visual    equipment
         provider/installer who is not on our list of approved suppliers (whether it is for your first or any subsequent restaurant), you must pay us or our designated third party $250 for any audio/visual equipment provider/installer that you submit for our qualification. You also must pay a bid review fee of $150 and a final inspection fee of $500 for audio/visual related services (in addition to travel expenses of the inspector), regardless of whether you use a newly approved or previously approved audio/visual provider and installer. Your general contractor may not be your audio/visual equipment provider and installer.

                  Any change to the building plans or any replacement, reconstruction, addition or modification in the building, interior or exterior decor or image, equipment or signage of the Restaurant to be made after our consent is granted for initial plans, whether at the request of you or of us, must be made in accordance with specifications that have received our prior written consent. You may not commence such replacement, reconstruction, addition or modification until you have received our written consent to your revised plans.

                  You must begin substantial construction (site work, utility infrastructure and building erection) of the Restaurant at least 150 days before the deadline to open the Restaurant if the Restaurant will be in a free standing location or at least 120 days before the deadline to open the Restaurant if the Restaurant will be in a non-free standing location. You must provide us weekly development and construction reports in the form we designate from the date you begin development until the date you open the Restaurant. For instance, you must contact us weekly and provide checklists and digital photos during construction. In addition, on or before the deadlines to start construction you must submit to us executed copies of any loan documents and any other document that proves that you have secured adequate financing to complete the construction of the Restaurant by the date you are obligated to have the Restaurant open and in operation. In the event that you fail to begin construction or to secure financing pursuant to this paragraph, we will have the right to terminate this Agreement without opportunity to cure pursuant to subparagraph 13.B.2.

                  C. Maintenance. The building, equipment, fixtures, furnishings, signage and trade dress (including the interior and exterior appearance) employed in the operation of your Restaurant must be maintained and refreshed in accordance with our requirements established periodically and any of our reasonable schedules prepared based upon periodic evaluations of the premises by our representatives. Within a period of 30-45 days (as we determine depending on the work needed) after the receipt of any particular report prepared following such an evaluation, you must effect the items of maintenance we designate, including the repair of defective items and/or the replacement of irreparable or obsolete items of equipment and interior signage. If, however, any condition presents a threat to customers or public health or safety, you must effect the items of maintenance immediately, as further described in subparagraph 6.G. The items of maintenance generally result from common wear and tear over a period of time, accidents or lack of care. Examples include, but are not limited to, repairing or replacing HVAC equipment, plumbing and electrical systems that are not functioning properly; repairing a leaking roof; repairing or replacing broken operational and audio-visual equipment; refreshing general appearance items such as paint (interior and exterior) and landscaping; replacing worn carpet, furniture and other furnishings; and conducting routine maintenance of areas that affect the appearance of the Restaurant and goodwill of the Trademarks such as the appearance of the outdoor signage, the parking lot and dumpster area. Items of maintenance will not be considered items of modernization or replacement under subparagraph 5.E and, therefore, any expenses for maintenance will not be counted towards the Maximum
         Modernization Amount that you are required to spend pursuant to subparagraph 5.E.

                  D. Relocation. If you need to relocate because of condemnation, destruction, or expiration or cancellation of your lease for reasons other than your breach, we will grant you authority to do so at a site acceptable to us that is within your Designated Area; provided that (i) the new site has been evaluated by the proprietary site evaluator software that has been developed by GeoVue, Inc. (or by the proprietary site evaluation system then being used by us) and you have paid the $400 evaluation fee, provided, that you must purchase the rights to have at least 3 sites evaluated unless we determine your trade area does not require 3 evaluations; (ii) we have consented in writing to the new site; (iii) the new Restaurant is under construction within 90 days after you discontinue operation of the Restaurant at the Authorized Location; and (iv) the new Restaurant is open and operating within 270 days after construction commences, all in accordance with our then-current standards. If you voluntarily decide to relocate the Restaurant, your right to relocate the Restaurant will be void and your interest in this Agreement will be voluntarily abandoned, unless you have given us notice of your intent to relocate not less than 60 days prior to closing the Restaurant, have procured a site that has been evaluated by the proprietary site evaluator software that has been developed by GeoVue, Inc. (or by the proprietary site evaluation system then being used by us) and accepted by us within 60 days after closing the prior Restaurant, have opened the new Restaurant for business within 180 days of such closure and complied with any other conditions that we reasonably require. You must pay the costs of any relocation, and we reserve the right to charge you for any reasonable costs that we incur.

                  In the event your Restaurant is destroyed or damaged and you repair the Restaurant at the Authorized Location (rather than relocate the Restaurant), you must repair and reopen the Restaurant at the Authorized Location in accordance with our then-current standards for the destroyed or damaged area within 270 days of the date of occurrence of the destruction or damage.

                  You do not have the right to relocate in the event you lose the right to occupy the Restaurant premises because of the cancellation of your lease due to your breach. The termination or cancellation of your lease due to your breach is grounds for immediate termination under subparagraph 13.B.2.

                  E. Modernization or Replacement. From time to time as we require, you must effect items of modernization and/or replacement of the building, premises, trade dress, equipment and grounds as may be necessary for your Restaurant to conform to the standards for similarly situated new BUFFALO WILD WINGS restaurants. The maximum cumulative amount (the "Maximum Modernization Amount") that you will be required to spend during the initial term of this Agreement depends on whether your Restaurant is a free standing location and is established as follows:

                                    (i) Free  Standing  Locations (a single use,
                  single tenant, unattached building or pad site). You will be required to spend no more than $185,000 during the initial 10 years of this Agreement and $50,000 during years 11-15. If we do not require you to spend $185,000 during the first 10 years of the Agreement, we may require you to spend the remaining amount, in addition to the $50,000, during years 11-15. If we do not require you to spend $235,000 during the first 15 years of this Agreement, we may require you to spend the remaining amount up to $235,000 during years 16-20.

                                    (ii) Non-Free Standing  Locations.  You will
                  be required to spend no more than $155,000 during the initial 10 years of this Agreement and $25,000 during years 11-15. If we do not require you to spend $155,000 during the first 10 years of the Agreement, we may require you to spend the remaining amount, in addition to the $25,000, during years 11-15. If we do not require you to spend $180,000 during the first 15 years of this Agreement, we may require you to spend the remaining amount up to $180,000 during years 16-20.

                  Notwithstanding the prior paragraphs, we will not require you to make any modernization expenditures during the first three years of this Agreement. Thereafter, however, you must complete to our satisfaction any changes we require within 24 months from the date you are notified of any required changes, except for outdoor signage as set forth in subparagraph 5.F.

                  Each and every transfer of any interest in this Agreement or your business governed by Paragraph 11 or renewal covered by Paragraph 4 is expressly conditioned upon your compliance with these requirements at the time of transfer or renewal without regard to the Maximum Modernization Amount.

                  The Maximum Modernization Amount will be adjusted every 5-year period in accordance with any change in the National Consumer Price Index - All Urban Consumers for the recently completed 5-year period, as described in subparagraph 16.Q. The Maximum Modernization Amount does not include any required expenditures for equipment or leasehold improvements necessary to prepare new product offerings. Furthermore, you must perform general, continued maintenance and refreshing of the Restaurant premises whenever necessary as set forth in subparagraph 5.C and at a cost not included in the Maximum Modernization Amount.

                  You acknowledge and agree that the requirements of this subparagraph 5.E are both reasonable and necessary to ensure continued public acceptance and patronage of BUFFALO WILD WINGS restaurants and to avoid deterioration or obsolescence in connection with the operation of the Restaurant. If you fail to make any improvement as required by this subparagraph or perform the maintenance described in subparagraph 5.C, we may, in addition to our other rights in this Agreement, effect such improvement or maintenance and you must reimburse us for the costs we incur.

                  F. Signage. The outdoor signage at your Restaurant must comply with our then current specifications, which we may modify and change from time to time due to modifications to the System, including changes to the Trademarks. You must make such changes to the outdoor signage as we require. We will pay for 1/3 of the cost to replace your outdoor signage if: (i) your Restaurant's sign is less than 2 years old and
         (ii) we require that you replace the sign within one year from the date of notification. In any case, your failure to replace the signage within 15 months from the date of notification will constitute a default of this Agreement under Paragraph 13. Any upgrades to the type or size of your outdoor signage will be at your expense. Your costs for the signage will be included in the Maximum Modernization Amount under subparagraph 5.E.

               PRODUCTS AND OPERATIONS STANDARDS AND REQUIREMENTS

         6.       You   must  implement  and  abide  by  our   requirements  and
recommendations  directed  to  enhancing  substantial  System  uniformity.   The
following provisions control with respect to products and operations:

                  A. Authorized Menu. Your business must be confined to the preparation and sale of only such Menu Items and other food and beverage products as we designate and approve in writing from time to time for sale by your Restaurant. You must offer for sale from the Restaurant all items and only those items listed as Menu Items and other approved food and beverage products. You must offer the full Authorized Menu during all hours of operation, although you may offer a limited selection of food Menu Items during the last hour if your Restaurant is open past midnight and in excess of 12 hours during a day. We have the right to make modifications to these items from time to time, and you agree to comply with any modifications. You may not offer or sell any other product or service at the Authorized Location without our prior written consent.

                  B. Authorized Products and Ingredients. You must use in the operation of the Restaurant and in the preparation of Menu Items and other food and beverage products only the proprietary sauces and mixes and other proprietary and non-proprietary ingredients, recipes, formulas, cooking techniques and processes and supplies, and must prepare and serve Menu Items and products in such portions, sizes, appearance, taste and packaging, all as we specify in our most current product preparation materials or otherwise in writing. We will supply to you a copy of the current product preparation materials prior to opening the Restaurant. You acknowledge and agree that we may change these periodically and that you are obligated to conform to the requirements. All supplies, including containers, cups, plates, wrapping, eating utensils, and napkins, and all other customer service materials of all descriptions and types must meet our standards of uniformity and quality. You acknowledge that the Restaurant must at all times maintain an inventory of ingredients, food and beverage products and other products, material and supplies that will permit operation of the Restaurant at maximum capacity.

                  C. Approved Supplies and Suppliers. We will furnish to you from time to time lists of approved supplies or approved suppliers. You must only use approved products, services, inventory, equipment, fixtures, furnishings, signs, advertising materials, trademarked items and novelties, and other items or services (collectively, "approved supplies") in connection with the design, construction and operation of the Restaurant as set forth in the approved supplies and approved suppliers lists, as we may amend from time to time. Although we do not do so for every item, we have the right to approve the manufacturer, distributor and/or supplier of approved supplies and in some instances, require that you use designated sources or suppliers. Along with a number of other approval criteria, to be an approved supplier, the supplier must have the ability to provide the product and/or service, on a national basis, to at least 80% of the then existing Restaurants. You acknowledge and agree that certain approved supplies may only be available from one source, and we or our affiliates may be that source. All inventory, products, materials and other items and supplies used in the operation of the Restaurant that are not included in the approved supplies or approved suppliers lists must conform to the specifications and standards we establish from time to time. ALTHOUGH APPROVED OR DESIGNATED BY US, WE AND OUR AFFILIATES MAKE NO WARRANTY AND EXPRESSLY DISCLAIM ALL WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR ANY PARTICULAR PURPOSE, WITH RESPECT TO SERVICES, PRODUCTS, EQUIPMENT (INCLUDING, WITHOUT LIMITATION, ANY REQUIRED COMPUTER SYSTEMS), SUPPLIES, FIXTURES, FURNISHINGS OR OTHER APPROVED ITEMS. IN ADDITION, WE DISCLAIM ANY LIABILITY ARISING OUT OF OR IN CONNECTION WITH THE SERVICES RENDERED OR PRODUCTS FURNISHED BY ANY SUPPLIER APPROVED OR DESIGNATED BY US. OUR APPROVAL OR CONSENT TO ANY SERVICES, GOODS, SUPPLIERS, OR ANY OTHER INDIVIDUAL, ENTITY OR ANY ITEM SHALL NOT CREATE ANY LIABILITY TO US.

                  D. Computer System. You must purchase and use any computer system that we develop or select for the Restaurant, including all future updates, supplements and modifications (the "Computer System"). Any updates, supplements or modifications are not subject to or part of the Maximum Modernization Amount defined in subparagraph 5.E. The Computer System may include all hardware and software used in the operation of the Restaurant, including electronic point-of-sale cash registers and back office programs used to record, analyze and report sales, labor, inventory and tax information. The computer software package developed for use in the Restaurant may include proprietary software. You may be required to license the proprietary software from us, an affiliate or a third party and you also may be required to pay a software licensing or user fee in connection with your use of the proprietary software. All right, title and interest in the software will remain with the licensor of the software. The computer hardware component of the Computer System must conform to specifications we develop. We reserve the right to designate a single source from whom you must purchase the Computer System. You acknowledge and agree that we will have full and complete access to information and data entered and produced by the Computer System. You must, at all times, have at the Authorized Location internet access with a form of high speed connection as we require and you must maintain: (i) an email account for our direct correspondence with the Control Person; and (ii) a separate email account for the Restaurant.

                  E.  Serving  and  Promotional   Items.   All  sales  promotion
         material, customer goodwill items, cartons, containers, wrappers and paper goods, eating and serving utensils and other items, and customer convenience items used in the sales promotion, sale and distribution of products covered by this Agreement are subject to our approval and must, where practicable, contain one or more of the Trademarks. We may require you to carry and offer for sale in the Restaurant a representative supply of approved trademarked clothing and other novelty items, including special promotional items that we develop and market from time to time.

                  F. Health and Sanitation. Your Restaurant must be operated and maintained at all times in compliance with any and all applicable health and sanitary standards prescribed by governmental authority. You also must comply with any standards that we prescribe. In addition to complying with such standards, if the Restaurant is subject to any sanitary or health inspection by any governmental authorities under which it may be rated in one or more than one classification, it must be maintained and operated so as to be rated in the highest available health and sanitary classification with respect to each governmental agency inspecting the same. In the event you fail to be rated in the highest classification or receive any notice that you are not in compliance with all applicable health and sanitary standards, you must immediately notify us of such failure or noncompliance.

                  G. Evaluations. We or our authorized representative have the right to enter your Restaurant at all reasonable times during the business day for the purpose of making periodic evaluations and to ascertain if the provisions of this Agreement are being observed by you, to inspect and evaluate your building, land and equipment, and to test, sample, inspect and evaluate your supplies, ingredients and products, as well as the storage, preparation and formulation and the conditions of sanitation and cleanliness in the storage, production, handling and serving. If we determine that any condition in the Restaurant presents a threat to customers or public health or safety, we may take whatever measures we deem necessary, including requiring you to immediately close the Restaurant until the situation is remedied to our satisfaction. Our inspections and evaluations may include a "mystery shopper" program from time to time throughout the term of this Agreement. We hire various vendors who send the "mystery shoppers" into the BUFFALO WILD WINGS restaurants. If you fail an evaluation by us or by a mystery shopper or if we receive a specific customer complaint, you must pay for the mystery shopper(s) we send to your Restaurant (until the issue is resolved to our satisfaction). The current fee charged by the vendors is approximately $100 fee per visit, which you must pay directly to the vendor. The fee per visit includes the reimbursement of the tab paid by the mystery shopper for the items consumed at your Restaurant and, therefore, the actual fee for each visit will vary.

                  H. Period of Operation. Subject to any contrary requirements of local law, your Restaurant must be opened to the public and operated with the full Authorized Menu at least 12 hours each day of the year, although you have the option to close your Restaurant, with prior notification to us, 5 days per year, although never 2 consecutive days (with the exception of Christmas Eve and Christmas Day). Any variance from this provision must be authorized by us in writing. You acknowledge and agree that if your Restaurant is closed for a period of 2 consecutive days or 5 or more days in any 12-month period without our prior written consent, such closure constitutes your voluntary abandonment of the franchise and business and we have the right, in addition to other remedies provided for herein, to terminate this Agreement. Acts of force majeure, as defined in subparagraph 16.M cause preventing you temporarily from complying with the foregoing will suspend compliance for the duration of such interference.

                  I. Operating Procedures. You must adopt and use as your continuing operational routine the required standards, service style, procedures, techniques and management systems described in our manuals or other written materials relating to product preparation, menu, storage, uniforms, financial management, equipment, facility and sanitation. We will revise the manuals and these standards, procedures, techniques and management systems periodically to meet changing conditions of retail operation in the best interest of restaurants operating under the Trademarks. Any required standards exist to protect our interests in the System and the Trademarks and not for the purpose of establishing any control or duty to take control over those matters that are reserved to you. You must use your best efforts to promote and increase the sales and service of Menu Items and to effect the widest and best possible distribution throughout the Designated Area.

                  You acknowledge having received one copy of the manuals on loan from us for the term of this Agreement. You acknowledge and agree that the manuals and other system communications may only be available on the internet or other online or computer communications. The manuals at all times are our sole property. You must at all times treat the manuals, and the information they contain, as secret and confidential, and must use all reasonable efforts to maintain such information as secret and confidential. We may from time to time revise the contents of the manuals and you expressly agree to comply with each new or changed requirement. You must at all times ensure that your copy of the manuals are kept current and up to date, and in the event of any dispute as to the contents of said manuals, the terms of the master copy of the manuals that we maintain are controlling.

                  J. Confidential  Information.  You, the Principal Owners,  the
         Unit General Manager, your guarantors, officers, directors, members, managers, partners, employees or agents, or any other individual or entity related to, or controlled by, you may not, during the term of this Agreement or thereafter, disclose, copy, reproduce, sell or use any such information in any other business or in any manner not specifically authorized or approved in advance in writing by us any Confidential Information. For purposes of this Agreement, "Confidential Information" means the whole or any portion of know-how, knowledge, methods, specifications, processes, procedures and/or improvements regarding the business that is valuable and secret in the sense that it is not generally known to our competitors and any proprietary information contained in the manuals or otherwise communicated to you in writing, verbally or through the internet or other online or computer communications, and any other knowledge or know-how concerning the methods of operation of the Restaurant, as well as the content of this Agreement and any other document executed in connection with this Agreement. Any and all Confidential Information, including, without limitation, proprietary ingredients, sauces and mixes, secret formulas and recipes, methods, procedures, suggested pricing, specifications, processes, materials, techniques and other data, may not be used for any purpose other than operating the Restaurant. We may require that you obtain nondisclosure and confidentiality agreements in a form satisfactory to us from any persons owning a minority interest in the franchisee, the Principal Owners, the Unit General Manager and other key employees. You must provide executed copies of these agreements to us upon our request. Notwithstanding the foregoing, you are authorized to disclose the terms of this Agreement to any lender providing you financing for the Restaurant as well as to your landlord.

                  K. Vending Services. If you install or maintain on the premises any newspaper racks, video games, jukeboxes, gum machines, games, rides, vending machines, or other similar devices that do not meet with our approval, you must remove them within 3 days from receiving  written  notice  from us.  Pool  tables,  cigarette  vending machines, gambling and gaming machines or games of chance are not allowed. Any income from vending services in the Restaurant or on its premises, regardless of which person or entity collects the money, and regardless of whether we authorized you to install them, must be included in Gross Sales for purposes of your Royalty Fee and Advertising Fee. Upon our written approval, the money derived from services provided by charitable organizations or services that are for customer convenience, such as pay phones or cash machines, will not be included in Gross Sales.

                  L. Catering and Delivery Services. If you want to offer catering or delivery service to customers, you must obtain our prior written approval, which we will not withhold unreasonably, although we reserve the right to require you to offer catering service to customers located within the Designated Area. Any catering or delivery services must meet our written standards. You also must charge the same price for products offered by the Restaurant whether delivered or catered by or sold in the Restaurant. Any income from catering or delivery services must be included in Gross Sales for purposes of your Royalty Fee and Advertising Fee.

                  M. Compliance with Law; Licenses and Permits. You must at all times maintain your premises and conduct your Restaurant operations in compliance with all applicable laws, regulations, codes and ordinances. You must secure and maintain in force all required licenses, including a liquor license that permits alcohol sales 7 days a week (full liquor Monday through Saturday and either full liquor or at least beer only on Sundays), permits and certificates relating to your Restaurant. If your Restaurant is open and operating and a change occurs in applicable state or local law that does not permit liquor sales on Sundays, it will not be deemed a breach of this Agreement. In the event your liquor license is suspended or revoked, in addition to our right to terminate this Agreement pursuant to subparagraph 13.B, we reserve the right to charge you the Royalty Fee on the Gross Sales you would have received on the lost liquor sales during the license suspension. We will estimate the Gross Sales based on the prior year's Gross Sales for the suspension period.

                  You  acknowledge  that  you are an  independent  business  and responsible for control and management of your Restaurant, including, but not limited to, the hiring and discharging of your employees and setting and paying wages and benefits of your employees. You acknowledge that we have no power, responsibility or liability in respect to the hiring, discharging, setting and paying of wages or related matters.

                  You must immediately notify us in writing of any claim, litigation or proceeding that arises from or affects the operation or financial condition of your BUFFALO WILD WINGS business or Restaurant, including any notices of health code violations or liquor license violations.

                  N. Participation in Internet Web Sites or Other Online Communications. You must, at your expense, participate in our BUFFALO WILD WINGS web site on the internet, our intranet system or other online communications as we may require. For instance, you must submit to us daily reports via our intranet system, as further described in subparagraph 9.H. We have the right to determine the content and use of our web site and intranet system and will establish the rules under which franchisees may or must participate. You may not separately register any domain name containing any of the Trademarks nor participate in any web site that markets goods and services similar to a BUFFALO WILD WINGS restaurant. We retain all rights relating to our web site and intranet system and may alter or terminate our web site or intranet system. Your general conduct on our web site and intranet system or other online communications and specifically your use of the Trademarks or any advertising is subject to the provisions of this Agreement. You acknowledge that certain information related to your participation in our web site or intranet system may be considered Confidential Information, including access codes and identification codes. Your right to participate in our web site and intranet system, or otherwise use the Trademarks or System on the internet or other online communications, will terminate when this Agreement expires or terminates.

                  O. System  Modifications.  You  acknowledge  and agree that we have the right to modify, add to or rescind any requirement, standard or specification that we prescribe under this Agreement to adapt the System to changing conditions competitive circumstances, business strategies, business practices and technological innovations and other changes as we deem appropriate. You must comply with these modifications, additions or rescissions at your expense, subject to the requirements of subparagraph 5.E and any other express limitations set forth in this Agreement.

                  P. Suggested Pricing Policies. We may, from time to time, make suggestions to you with regard to your pricing policies. Notwithstanding any suggestions, you have the sole and exclusive right as to the minimum prices you charge for the services offered at the Restaurant. We retain the right to establish maximum prices to be charged by you for sales promotions, subject to subparagraph 8.F, or otherwise. Any list or schedule of prices we furnish to you may, unless otherwise specifically stated as to the maximum price, be treated as a recommendation only and failure to accept or implement any such suggestion will not in any way affect the relationship between you and us.

                       PERSONNEL AND SUPERVISION STANDARDS

         7. The following provisions and conditions control with respect to personnel, training and supervision:

                  A. Supervision. You must have a Control Person and a Unit General Manager that meet our standards and qualifications at all times during the term of this Agreement. Your Control Person and Unit General Manager must attend and successfully complete all required training, as set forth in subparagraphs 7.B - E. Should any actions (or inactions) of your Control Person or Unit General Manager cause the individual to fail to meet our standards and qualifications or should the action (or inaction) bring or tend to bring any of the Trademarks into disrepute or impair or tend to impair your or your Restaurant's reputation or the goodwill of the Trademarks, your Restaurant or the BUFFALO WILD WINGS system, we have the right to require that you replace the Control Person or Unit General Manager with an individual who meets our standards and qualifications within 30 days. Any new Control Person or Unit General Manager must attend and successfully complete our training requirements immediately after being appointed by you. The Control Person and Unit General Manager must ensure that the Restaurant is operated in accordance with the terms and conditions of this Agreement, although this in no way relieves you of your responsibilities to do so. Your Control Person also must be readily and continuously available to us. In addition to the Control Person and your Unit General Manager, you must have at least two assistant managers at all times during the term of this Agreement.

                  B. Training. You must, at your expense, comply with all of the training requirements we prescribe for the Restaurant to be developed under this Agreement. The Control Person, the Unit General Manager and at least one of your assistant managers must attend training and complete training to our satisfaction (such that at all times you have 3 trained managers for your Restaurant). All replacement managers must complete training to our satisfaction, and must begin training within 6 weeks of the time of hire. The training requirements may vary depending on our assessment of the experience of the Control Person, the Unit General Manager and the assistant managers or other factors specific to the Restaurant. In the event you are given notice of default as set forth in subparagraphs 13.A and B and the default relates, in whole or in part, to your failure to meet any operational standards, we have the right to require as a condition of curing the default that you, the Control Person, the Unit General Manager and the assistant managers, at your expense, comply with the additional training requirements we prescribe. Any new Control Person or Unit General Manager must comply with our training requirements. Under no circumstances may you permit management of the Restaurant's operations by a person who has not successfully completed to our reasonable satisfaction all applicable training we require.

                  C. Ongoing Training. We may require the Control Person, the Unit General Manager, the assistant managers and other key employees of the Restaurant to attend, at your expense, ongoing training at our training facility, the Authorized Location or other location we designate. In addition, we may develop and require you to purchase an in-restaurant training program.

                  D. Staffing. You will employ a sufficient number of competent and trained employees to ensure efficient service to your customers. You must require all your employees to work in clean uniforms approved by us, but furnished at your cost or the employees' cost as you may determine. No employee of yours will be deemed to be an employee of ours for any purpose whatsoever.

                  E. Attendance at Meetings. You and the Control Person must attend, at your expense, all annual franchise conventions we may hold or sponsor and all meetings relating to new products or product preparation procedures, new operational procedures or programs, training, restaurant management, sales or sales promotion, or similar topics. If you or the Control Person are not able to attend a meeting or convention, you must notify us prior to the meeting and must have a substitute person acceptable to us attend the meeting. In addition, your Unit General Manager(s) must attend the annual training meeting for Unit General Managers that we may hold or sponsor, at your own expense. We reserve the right to require that you and/or your Control Person attend any additional meetings that we deem appropriate under special circumstances, provided however, that we will not require more than one additional meeting every year and we will give you written notice of any such meeting at least 10 days prior to the meeting.

                                   ADVERTISING

         8. You agree to actively promote your Restaurant, to abide by all of our advertising requirements and to comply with the following provisions:

                  A. Advertising Fund. You must pay to us an Advertising Fee as set forth in subparagraph 9.C. All Advertising Fees will be placed in an Advertising Fund that we own and manage. On behalf of our company and affiliate owned restaurants (except for "Special Sites"), we will pay the same Advertising Fee as similarly situated franchised restaurants (based on age and type of location) in the same local marketing area. The Advertising Fund is not a trust or escrow account, and we have no fiduciary obligation to franchisees with respect to the Advertising Fund; provided, however, we will make a good faith effort to expend such fees in a manner that we determine is in the general best interests of the System. We have the right to determine the expenditures of the amounts collected and the methods of marketing, advertising, media employed and contents, terms and conditions of marketing campaigns and promotional programs. Because of the methods used, we are not required to spend a prorated amount on each restaurant or in each advertising market. We have the right to make disbursements from the Advertising Fund for expenses incurred in connection with the cost of formulating, developing and implementing marketing, advertising and promotional campaigns. The disbursements may include payments to us for the expense of administering the Advertising Fund, including accounting expenses and salaries and benefits paid to our employees engaged in the advertising functions. If requested, we will provide you an annual unaudited statement of the financial condition of the Advertising Fund.

                  B. Required Local Expenditures. You must use your best efforts to promote and advertise the Restaurant and participate in any local marketing and promotional programs we establish from time to time. In addition to the Advertising Fee, you are required to spend 1/2% of your Gross Sales on approved local marketing and promotion. Upon our request, you must provide us with itemization and proof of marketing and an accounting of the monies that you have spent for approved local marketing. If you fail to make the required expenditure, we have the right to collect and contribute the deficiency to the Advertising Fund.

                  C. Approved Materials. You must use only such advertising materials (including any print, radio, television, electronic, or other media forms that may become available in the future) as we furnish, approve or make available, and the materials must be used only in a manner that we prescribe. Furthermore, any promotional activities you conduct in the Restaurant or on its premises are subject to our approval. We will not unreasonably withhold approval of any sales promotion materials or media and activities; provided that they are current, in good condition, in good taste and accurately depict the Trademarks. Any point-of-sale posters or other promotional materials used by you must be current and in good condition. We may make available at a reasonable cost to you annually or at other reasonable intervals, a sales promotion kit containing new (or replacement) point-of-sale and other promotional materials.

                  D.  Advertising  Cooperatives.  We have the right to designate local advertising markets and if designated, you must participate in and contribute to the cooperative advertising and marketing programs in your designated local advertising market. If established, you must contribute the 1/2% of Gross Sales you are required to spend on local marketing and promotion to the local cooperative. If, however, the cooperative votes to spend a percentage greater than 1/2% per location, you must contribute such amount. Each BUFFALO WILD WINGS restaurant, including those operated by us, our parent company or our affiliates (except Special Sites) within a designated local advertising area is a member of the local advertising cooperative and each restaurant has one vote on all matters requiring a vote. Each advertising cooperative will be required to adopt governing bylaws that meet our approval. We will provide each advertising cooperative with a sample form of bylaws, containing certain terms and conditions that we require, although the bylaws can not modify the voting structure set forth in this paragraph. You will be required to contribute to the cooperative the percentage as designated by a majority vote of the cooperative members. We reserve the right to administer the advertising cooperatives' funds and require payment from its members via electronic funds transfer. The contribution amount designated by the cooperative must be on a percentage of Gross Sales basis and per Restaurant, and must be at least 1/2%. The members of each cooperative and their elected officers will be responsible for the administration of the advertising cooperative. Each advertising cooperative must engage the services of a professional advertising agency or media buyer that meets with our approval and has expertise in the industry and in the particular market. Further, you must obtain our written approval of all promotional and advertising materials, creative execution and media schedules prior to their implementation. Each advertising cooperative will be required to prepare annual financial statements, which must be made available to all members of the cooperative and to us upon request. Also, each advertising cooperative must submit to us its meeting minutes upon our request. We have the right to require advertising cooperatives to be formed, changed, dissolved or merged.

                  E. Telephone Directory Listing. You must place a separate listing, or participate in a joint listing, in the primary yellow page directory serving the geographic area in which your Restaurant is located. The listing must contain such copy and proper use of the Trademarks as we specify. The cost of the listing must be paid by you or, in the case of a joint listing, by you and other participating BUFFALO WILD WINGS restaurants. Your cost to advertise in the yellow pages as we direct will be included as part of your local advertising requirements under subparagraph 8.B. We will not specify an unreasonably expensive listing; we may, however, require you to advertise in more than one local telephone directory.

                  F. Participation in Certain Programs and Promotions. You must participate in all required advertising and promotional programs we establish. If the promotional program involves alcohol, or any Menu Item that is listed on the then current BUFFALO WILD WINGS printed menu (excluding any inserts), we may suggest, but will not require, that you offer the item at a price lower than the every day menu price. You must use and honor only system-wide gift cards, certificates and checks that we designate and you must obtain all certificates, cards or checks from an approved supplier. We have developed a gift card program and require that you sign the Participation Agreement attached as Appendix E. At the time of termination or expiration, or the transfer of your rights under this Agreement, you must pay all amounts owed by you under the Participation Agreement, including those amounts from purchased, but unredeemed, gift cards.

                  G. New Restaurant Opening Promotion. You must conduct certain advertising and public relations activities in connection with the opening of your Restaurant. We require you to spend, in addition to the required local advertising contribution described above, $12,500 for such opening activities, which must be spent within the 45 days prior or 45 days following the opening of your Restaurant, unless otherwise approved by us. In addition, you must perform opening advertising and promotions as required by this paragraph every time that you (i) relocate the Restaurant or (ii) reopen the Restaurant after having it closed for 30 days or more. Upon our request, you must provide to us proof of these expenditures. We have the right, but not the obligation, to collect and administer these funds on your behalf.

                        FEES, REPORTING AND AUDIT RIGHTS

         9. You must pay the fees described below and comply with the following provisions:

                  A. Initial Franchise Fee. You must pay to us a nonrefundable Initial Franchise Fee of $________. The Initial Franchise Fee, payable in full on the date you sign this Agreement, is earned upon receipt and is in consideration for our expenses incurred and services rendered in granting you the franchise rights.

                  B. Royalty Fee. In addition to the Initial Franchise Fee, during the full term of this Agreement and in consideration of the rights granted to you, you must pay to us as a weekly Royalty Fee. The Royalty Fee for the first half of the initial term of this Agreement shall be an amount equal to 5% of Gross Sales. The Royalty Fee for the second half of the initial term of this Agreement shall be an amount equal to the greater of (i) 5% of Gross Sales or (ii) the Royalty Fee being charged by us under our form of franchise agreement being used by us at any time during the second half of the initial term of the Agreement (or, if no form of franchise agreement is being used by us on such date, the Royalty Fee being charged by us under our latest form of franchise agreement), provided that the Royalty Fee may not be increased by more than 1/2% at any time during the initial term of the Agreement. The amount of the Royalty Fee for any renewal term shall be that provided in the franchise agreement executed for such renewal term.

                  C. Advertising Fee. You must pay to us a weekly Advertising Fee in an amount equal to 3% of Gross Sales. We reserve the right to increase this percentage upon 60 days written notice to you, provided, however, that we may not increase the Advertising Fee by more than 1/2% per year and that the Advertising Fee will not exceed 4% for the initial term of this Agreement. These fees are not held by us in trust and become our property to be spent in accordance with Paragraph 8 of this Agreement.

                  D. Computations and Remittances. Except for the Initial Franchise Fee, you must compute all amounts due and owing at the end of each week's operation and remittance for the amounts must be made to us on or before Friday of the following week, accompanied by the reports required by subparagraph 9.H of this Agreement. We reserve the right to change the reporting day of the week for any or all amounts. You must certify the computation of the amounts in the manner and form we specify, and you must supply to us any supporting or supplementary materials as we reasonably require to verify the accuracy of remittances. You waive any and all existing and future claims and offsets against any amounts due under this Agreement, which amounts you must pay when due. We have the right to apply or cause to be applied against amounts due to us or any of our affiliates any amounts that we or our affiliates may hold from time to time on your behalf or that we or our affiliates owe to you. Further, if you are delinquent in the payment of any amounts owed to us, we have the right to require you to prepay estimated Royalty Fees and Advertising Fees.

                  E. Electronic Transfer of Funds. You must sign an electronic transfer of funds authorization, attached as Appendix D, to authorize and direct your bank or financial institution to transfer electronically, on a weekly basis, directly to our account or our affiliates' and to charge to your account all amounts due to us or our affiliates. You must maintain a balance in your account sufficient to allow us and our affiliates to collect the amounts owed when due. You are responsible for any penalties, fines or other similar expenses associated with the transfer of funds described in this subparagraph.

                  F. Interest Charges; Late Fees. Any and all amounts that you owe to us or to our affiliates will bear interest at the rate of 18% per annum or the maximum contract rate of interest permitted by governing law, whichever is less, from and after the date of accrual. In addition to interest charges on late Royalty Fee and Advertising Fee payments, you must pay to us a service charge of $150 for each delinquent report or payment that you owe to us under this Agreement. A payment is delinquent for any of the following reasons: (i) we do not receive the payment on or before the date due; or (ii) there are insufficient funds in your bank account to collect the total payment by a transfer of funds on or after the date due. The service charge is not interest or a penalty, it is only to compensate us for increased administrative and management costs due to late payment.

                  G. Financial Planning and Management. You must record daily all sales on a cash register tape or similar device. You must keep books and records and submit reports as we periodically require, including but not limited to a monthly profit plan, monthly balance sheet and monthly statement of profit and loss, records of prices and special sales, check registers, purchase records, invoices, sales summaries and inventories, sales tax records and returns, payroll records, cash disbursement journals and general ledger, all of which accurately reflect the operations and condition of your Restaurant operations. You must compile, keep and submit to us the books, records and reports on the forms and using the methods of bookkeeping and accounting as we periodically may prescribe. The records that you are required to keep for your Restaurant must include detailed daily sales, cost of sales, and other relevant records or information maintained in an electronic media format and methodology we approve. You must provide this information to us according to reporting formats, methodologies and time schedules that we establish from time to time. You also must preserve and retain the books, records and reports for not less than 36 months. You must allow us electronic and manual access to any and all records relating to your Restaurant.

                  H. Reports and Audit. You must submit your Gross Sales daily via our intranet system. You must verify the accuracy of the Gross Sales figure by Tuesday at midnight of each week for the preceding week. Within 10 days after the end of each month, you must submit to us a report with respect to the preceding calendar month in the form and content as we periodically prescribe. The report must include, but not be limited to, the following information for the preceding month: (i) amount of Gross Sales and gross receipts of the Restaurant, amount of sales tax and the computation of the Royalty Fee and the Advertising Fee; (ii) quantities of products purchased and the sources from which each were obtained; (iii) if we request, copies of your most recent sales tax return, monthly sales summary and monthly balance sheet and statement of profit and loss, including a summary of your costs for utilities, labor, rent and other material cost items (iv) if requested by us to verify your Gross Sales, all such books and records as we may require under our audit policies published from time to time. You also must, at your expense, submit to us within 90 days after the end of each fiscal year a detailed balance sheet, profit and loss statement and statement of cash flows for such fiscal year, prepared on an accrual basis including all adjustments necessary for fair presentation of the financial statements. We may require that the annual financial statements be reviewed by a certified public accountant. You must certify all reports to be true and correct. You acknowledge and agree that we have the right to impose these requirements on you regardless of whether we impose the same requirement on our other franchisees.

                  We or our authorized representative have the right at all times during the business day to enter the premises where your books and records relative to the Restaurant are kept and to evaluate, copy and audit such books and records. We also have the right to request information from your suppliers and vendors. In the event that any such evaluation or audit reveals any understatement of your Gross Sales, Royalty Fees or Advertising Fees or a variance of 1.25% or more from data reported to us in respect to any other item that is material to the computation of fees or to the analysis of the operation, you must pay for the audit, and in addition to any other rights we may have, we have the right to conduct further periodic audits and evaluations of your books and records as we reasonably deem necessary for up to 3 years thereafter and any further audits and evaluations will be at your sole expense, including, without limitation, professional fees, travel, and room and board expenses directly related thereto. Furthermore, if you intentionally understate or underreport Gross Sales, Royalty Fees or Advertising Fees at any time, or if a subsequent audit or evaluation conducted within the 3-year period reveals any understatement of your Gross Sales, Royalty Fees or Advertising Fees or a variance of 1.25% or more from data reported to us in respect to any other item that is material to the computation of fees or to the analysis of the operation, in addition to any other remedies provided for in this Agreement, at law or in equity, we have the right to terminate this Agreement immediately. In order to verify the information that you supply, we have the right to reconstruct your sales through the inventory extension method or any other reasonable method of analyzing and reconstructing sales. You agree to accept any such reconstruction of sales unless you provide evidence in a form satisfactory to us of your sales within a period of 14 days from the date of notice of understatement or variance. You must fully cooperate with us or our representative in performing these activities and any expenses incurred by us from your lack of cooperation shall be reimbursed by you.

                  We will keep your financial books, records and reports confidential, unless the information is requested by tax authorities or used as part of a legal proceeding or in a manner as set forth in subparagraph 11.D.8 or where your information is grouped with similar information from other restaurants to produce shared results like high-low ranges or average gross sales or expenses on a system-wide or regional basis.

                  YOUR OTHER OBLIGATIONS; NONCOMPETE COVENANTS

         10. You agree to comply with the following terms and conditions:

                  A. Payment of Debts. You agree to pay promptly when due: (i) all payments, obligations, assessments and taxes due and payable to us and our affiliates, vendors, suppliers, lessors, federal, state or local governments, or creditors in connection with your business; (ii) all liens and encumbrances of every kind and character created or placed upon or against any of the property used in connection with the Restaurant or business; and (iii) all accounts and other indebtedness of every kind incurred by you in the conduct of the Restaurant or business. In the event you default in making any such payment, we are authorized, but not required, to pay the same on your behalf and you agree promptly to reimburse us on demand for any such payment.

                  B. Indemnification. You hereby waive all claims against us for damages to property or injuries to persons arising out of the operation of your Restaurant. You must fully protect, indemnify and hold us and our owners, directors, officers, insurers, successors and assigns and our affiliates harmless from and against any and all claims, demands, damages and liabilities of any nature whatsoever arising in any manner, directly or indirectly, out of or in connection with or incidental to the operation of your Restaurant (regardless of cause or any concurrent or contributing fault or negligence of us or our affiliates) or any breach by you or your failure to comply with the terms and conditions of this Agreement. We also reserve the right to select our own legal counsel to represent our interests, and you must reimburse us for all our costs and all attorneys' fees immediately upon our request as they are incurred.

                  We hereby waive all claims against you for damages to property or injuries to persons arising out of the operation of our company or affiliate owned restaurants. We must fully protect, indemnify and defend you and your affiliates and hold you and them harmless from and against any and all claims, demands, damages and liabilities of any nature whatsoever arising in any manner, directly or indirectly, out of or in connection with or incidental to the operation of our company or affiliate owned restaurants (regardless of cause or any concurrent or contributing fault or negligence of you) or any breach by us or our failure to comply with the terms and conditions of this Agreement.

                  C. Insurance. You must purchase and maintain in full force and effect, at your expense and from a company we accept, insurance that insures both you and us, our affiliates and any other persons we designate by name. The insurance policies must include, at a minimum:
         (i) special/causes of loss coverage forms (sometimes called "All Risk coverage") on the Restaurant and all fixtures, equipment, supplies and other property used in the operation of the Restaurant, for full repair and replacement value of the machinery, equipment and improvements, including full coverage for loss of income resulting from damage to the Restaurant without any co-insurance clause, except that an appropriate deductible clause is permitted; (ii) business interruption insurance covering a minimum 12 months loss of income, including coverage for our Royalty Fees; (iii) comprehensive general liability insurance, including product liability insurance and contractual liability insurance, with minimum limits of $1,000,000 per occurrence and $2,000,000 aggregate; (iv) liquor liability coverage with minimum limits of $1,000,000 per occurrence; (v) "Per Location" aggregate limits when multiple restaurant locations are insured under one comprehensive general liability policy and/or liquor liability policy(ies); (vi) automobile liability insurance, including owned, hired and non-owned vehicle coverage with a minimum combined single limit of $1,000,000 per claim (vii) workers' compensation and employer's liability insurance covering all of your employees (viii) umbrella liability insurance, which also includes liquor liability, employer's liability and automobile liability, with minimum limits of $2,000,000 per occurrence; (ix) Buffalo Wild Wings, Inc., Buffalo Wild Wings International, Inc. and affiliates (collectively, "BWW Entities") as named additional insureds on all liability policies required by this subparagraph; (x) severability of interests or separation of insureds provisions must be included in the liability policies and all policies must be primary and non-contributing with any insurance policy carried by the BWW Entities; and (xi) any other such insurance coverages or amounts as required by law or other agreement related to the Restaurant. The insurance coverages referenced in (iii), (v), (vi),
         (vii), (viii), (ix); (x) and (xi) of this subparagraph must commence as of the date of this Agreement. The insurance coverages referenced in
         (i) and (ii) of this subparagraph must commence as of the date construction begins at the Restaurant. The liquor liability insurance referenced in (iv) of this subparagraph must commence no later than the date that liquor begins to arrive at the Restaurant site.

                  You must deliver to us at commencement and thereafter annually or at our request a proper certificate evidencing the existence of such insurance coverage and your compliance with the provisions of this subparagraph. The insurance certificate must show our status as an additional insured (as noted in (ix) above) and provide that we will be given 30 days' prior written notice of material change in or termination or cancellation of the policy. We also may request copies of all policies. We may from time to time modify the required minimum limits (including a significant increase to the umbrella policy referenced in (viii) above) and require additional insurance coverages, by providing written notice to you, as conditions require, to reflect changes in relevant circumstances, industry standards, experiences in the BUFFALO WILD WINGS system, standards of liability and higher damage awards. If you do not procure and maintain the insurance coverage required by this Agreement (including any modifications referenced in the preceding sentence), we have the right, but not the obligation, to procure insurance coverage and to charge same to you, together with a reasonable fee for the expenses we incur in doing so, payable by you immediately upon notice.

                  D. Noncompete Covenants. You agree that you will receive valuable training and Confidential Information that you otherwise would not receive or have access to but for the rights licensed to you under this Agreement. You therefore agree to the following noncompetition covenants:

                           1. Unless otherwise specified, the term "you" as used
                  in this subparagraph 10.D includes, collectively and individually, your Control Person, all Principal Owners, guarantors, officers, directors, members, managers, partners, as the case may be, and holders of any ownership interest in you. We may require you to obtain from your Control Person and other individuals identified in the preceding sentence a signed non-compete agreement in a form satisfactory to us that contains the non-compete provisions of this subparagraph 10.D.

                           2. You covenant that during the term of this Agreement you will not, either directly or indirectly, for yourself, or through, on behalf of, or in conjunction with any person or entity, own, manage, operate, maintain, engage in, consult with or have any interest in any restaurant or food business other than one authorized by this Agreement or any other agreement between us and you, except if, at the Effective Date of this Agreement, you operate or hold an interest in a restaurant or food business other than a casual or fast casual restaurant. Under no circumstances may you be a member of a franchisee advisory council, committee, board or other similar group for a restaurant or food business, unless you receive our prior written approval.

                           3. You covenant  that you will not, for a period of 2
                  years after the expiration or termination of this Agreement, regardless of the cause of termination, or within 2 years of the sale of the Restaurant or any interest in you, either directly or indirectly, for yourself, or through, on behalf of, or in conjunction with any person or entity, own, manage, operate, maintain, engage in, consult with or have any interest in (i) a casual or fast casual restaurant that sells or offers to dispense prepared food products the same as or similar to the type sold in BUFFALO WILD WINGS restaurants;
                  (ii) a video entertainment oriented, casual or fast casual restaurant or bar business; or (iii) any business establishment that sells or offers to dispense prepared chicken wings or legs:

                                    a. At the premises of the former Restaurant;

                                    b.  Within a  5-mile  radius  of the  former
                           Restaurant; or

                                    c. Within a 5-mile radius of the location of
                           any other business or restaurant using the BUFFALO WILD WINGS System, whether franchised or owned by us or our affiliates.

                  For purposes of this subparagraph, a video entertainment oriented, casual or fast casual restaurant or bar is one with more than two screens, or any screen larger than 21 inches, available for the viewing of different events.

                           4. You agree that the  length of time in subpart  (3)
                  will be tolled for any period during which you are in breach of the covenants or any other period during which we seek to enforce this Agreement. The parties agree that each of the foregoing covenants will be construed as independent of any other covenant or provision of this Agreement.

                              TRANSFER OF FRANCHISE

         11. You agree that the following provisions govern any transfer or proposed transfer:

                  A. Transfers. We have entered into this Agreement with specific reliance upon your financial qualifications, experience, skills and managerial qualifications as being essential to the satisfactory operation of the Restaurant. Consequently, neither your interest in this Agreement nor in the Restaurant may be transferred or assigned to or assumed by any other person or entity (the "assignee"), in whole or in part, unless you have first tendered to us the right of first refusal to acquire this Agreement in accordance with subparagraph 11.F, and, if we do not exercise such right, unless our prior written consent is obtained, the transfer fee provided for in subparagraph 11.C is paid, and the transfer conditions described in subparagraph 11.D are satisfied. Any sale (including installment sale), lease, pledge, management agreement, contract for deed, option agreement, assignment, bequest, gift or otherwise, or any arrangement pursuant to which you turn over all or part of the daily operation of the business to a person or entity who shares in the losses or profits of the business in a manner other than as an employee will be considered a transfer for purposes of this Agreement. Specifically, but without limiting the generality of the foregoing, the following events constitute a transfer and you must comply with the right of first refusal, consent, transfer fee, and other transfer conditions in this Paragraph 11:

                           1. Any change or any series of changes in the percentage of the franchisee entity owned, directly or indirectly, by any Principal Owner which results in any addition or deletion of any person or entity who qualifies as a Principal Owner;

                           2. Any change in the general  partner of a franchisee
                  that is a general, limited or other partnership entity; or

                           3. For purposes of this  subparagraph  11.A, a pledge
                  or seizure of any ownership interests in you or in any Principal Owner that affects the ownership of 25% or more of you or any Principal Owner, which we have not approved in advance in writing.

                  In the event of your insolvency or the filing of any petition by or against you under any provisions of any bankruptcy or insolvency law, if your legal representative, successor, receiver or trustee desires to succeed to your interest in this Agreement or the business conducted hereunder, such person first must notify us, tender the right of first refusal provided for in subparagraph 11.F, and if we do not exercise such right, must apply for and obtain our consent to the transfer, pay the transfer fee provided for in subparagraph 11.C, and satisfy the transfer conditions described in subparagraph 11.D. In addition, you or the assignee must pay the attorneys' fees and costs that we incur in any bankruptcy or insolvency proceeding pertaining to you.

                  You may not place in, on or upon the location of the Restaurant, or in any communication media or any form of advertising, any information relating to the sale of the Restaurant or the rights under this Agreement, without our prior written consent.

                  B. Consent to Transfer. We will not unreasonably withhold our consent to transfer, provided that all of the conditions described in this Paragraph 11 have been satisfied. Application for our consent to a transfer and tender of the right of first refusal provided for in subparagraph 11.F must be made by submission of our form of application for consent to transfer, which must be accompanied by the documents (including a copy of the proposed purchase or other transfer agreement) or other required information. The application must indicate whether you or a Principal Owner proposes to retain a security interest in the property to be transferred. No security interest may be retained or created, however, without our prior written consent and except upon conditions acceptable to us. Any agreement used in connection with a transfer shall be subject to our prior written approval, which approval will not be withheld unreasonably. You immediately must notify us of any proposed transfer and must submit promptly to us the application for consent to transfer. Any attempted transfer by you without our prior written consent or otherwise not in compliance with the terms of this Agreement will be void, your interest in this Agreement will be voluntarily abandoned, and it will provide us with the right to elect either to deem you in default and terminate this Agreement or to collect from you and the guarantors a transfer fee equal to two times the transfer fee provided for in subparagraph 11.C.

                  C. Transfer Fee. You must pay to us a $12,500 transfer fee every time you submit an application for consent to transfer. The transfer fee must be submitted at the time you submit the application for consent to transfer. If the transfer is part of a simultaneous, multiple restaurant transfer, the transfer fee will be modified as follows: the transfer fee for the first restaurant is $12,500, the transfer fee for the second through tenth restaurants is $2,500 per restaurant, with no additional transfer fee beyond the tenth restaurant. If, however, our costs and expenses in reviewing and processing the transfer, including attorneys' fees, exceed the applicable transfer fee, then in addition to the transfer fee you agree to cover those additional costs and expenses up to $10,000. The transfer fee is nonrefundable even if, for any reason, the proposed transfer does not occur, in which case the transfer fee you paid us for the failed transfer will not be applied to any future attempted transfer.

                  D.  Conditions  of Transfer.  We condition  our consent to any
         proposed  transfer,   whether  to  an  individual,  a  corporation,   a
         partnership or any other entity upon the following:

                           1. Assignee Requirements.  The assignee must meet all
                  of  our  then-current   requirements  for  any  potential  new
                  franchisee at the time of the proposed transfer.

                           2. Payment of Amounts  Owed.  All amounts owed by you
                  to us or any of our affiliates, your suppliers or any landlord for the Restaurant premises and Authorized Location, or upon which we or any of our affiliates have any contingent liability must be paid in full.

                           3. Reports. You must have provided all required reports to us in accordance with subparagraphs 9.G and H.

                           4. Modernization. You must have complied with the provisions of subparagraph 5.E.

                           5. Guarantee.  In the case of an installment sale for
                  which we have consented to you or any Principal Owner retaining a security interest or other financial interest in this Agreement or the business operated thereunder, you or such Principal Owner, and the guarantors, are obligated to guarantee the performance under this Agreement until the final close of the installment sale or the termination of such interest, as the case may be.

                           6. General  Release.  You, each  Principal  Owner and
                  each guarantor must sign a general release of all claims arising out of or relating to this Agreement, your Restaurant or the parties' business relationship, in the form we designate, releasing us and our affiliates.

                           7. Execution of Then Current Franchise Agreement. The
                  assignee executes our then-current form of franchise agreement (modified to reflect that the term is only the remainder of the term under this Agreement and other modifications to reflect that the agreement relates to a transfer), the terms of which may differ from this Agreement, including higher fees and modifications to the Designated Area (although in no event will the revised Designated Area have a residential population of the lesser of approximately 30,000 to 40,000 or the residential population that existed as of the Effective Date).

                           8. Training. The assignee must, at your or assignee's
                  expense, comply with the training requirements of subparagraph 7.B.

                           9. Financial Reports and Data. We have the right to require you to prepare and furnish to assignee and/or us such financial reports and other data relating to the Restaurant and its operations reasonably necessary or appropriate for assignee and/or us to evaluate the Restaurant and the proposed transfer. You agree that we have the right to confer with proposed assignees and furnish them with information concerning the Restaurant and proposed transfer without being held liable to you, except for intentional misstatements made to an assignee. Any information furnished by us to proposed assignees is for the sole purpose of permitting the assignees to evaluate the Restaurant and proposed transfer and must not be construed in any manner or form whatsoever as earnings claims or claims of success or failure.

                           10. Other Franchise  Agreements.  You must be in full
                  compliance with all your obligations under any and all Franchise Agreements and Area Development Agreements executed between you and us.

                           11. Other Conditions. You must have complied with any
                  other conditions that we reasonably require from time to time as part of our transfer policies, provided that such conditions will not be more stringent than any conditions otherwise imposed on new franchisees signing the then current franchise agreement.

                  E. Death, Disability or Incapacity. If any individual who is a Principal Owner dies or becomes disabled or incapacitated and the decedent's or disabled or incapacitated person's heir or successor-in-interest wishes to continue as a Principal Owner, such person or entity must apply for our consent under subparagraph 11.B, comply with the training requirements of subparagraph 7.B if the Principal Owner also was the Control Person (unless the heir or successor-in-interest finds another Principal Owner to qualify as the Control Person), pay the applicable transfer fee under subparagraph 11.C, and satisfy the transfer conditions under subparagraph 11.D, as in any other case of a proposed transfer, all within 180 days of the death or event of disability or incapacity. During any transition period to an heir or successor-in-interest, the Restaurant still must be operated in accordance with the terms and conditions of this Agreement. If the assignee of the decedent or disabled or incapacitated person is the spouse or child of such person, no transfer fee will be payable to us and we will not have a right of first refusal as set forth in subparagraph 11.F.

                  F.  Right of First  Refusal.  If you  propose to  transfer  or assign this Agreement or your interest herein or in the business, in whole or in part, to any third party, including, without limitation, any transfer contemplated by subparagraph 11.E or any transfer described in subparagraph 11.A, you first must offer to sell to us your interest under the same terms. In the event of a bona fide offer from such third party, you must obtain from the third-party offeror and deliver to us a statement in writing, signed by the offeror and by you, of the terms of the offer. In the event the proposed transfer results from a change in control of the franchisee or a Principal Owner under subparagraphs 11.A.1 through 11.A.3, or your insolvency or the filing of any petition by or against you under any provisions of any bankruptcy or insolvency law, you first must offer to sell to us your interest in this Agreement and the land, building, equipment, furniture and fixtures, and any leasehold interest used in the operation of your Restaurant. Unless otherwise agreed to in writing by us and you, the purchase price for our purchase of assets in the event of a transfer that occurs by a change in control or insolvency or bankruptcy filing will be established by a qualified appraiser selected by the parties and in accordance with the price determination formula established in subparagraph 14.B in connection with an asset purchase upon expiration. In addition, unless otherwise agreed to in writing by us and you, the transaction documents, which we will prepare, will be those customary for this type of transaction and will include representations and warranties then customary for this type of transaction. If the parties cannot agree upon the selection of such an appraiser, a Judge of the United States District Court for the District in which the Authorized Location is located will appoint one upon petition of either party.

                  You or your legal representative must deliver to us a statement in writing incorporating the appraiser's report and all other information we have requested. We then have 45 days from our receipt of the statement setting forth the third-party offer or the appraiser's report and other requested information to accept the offer by delivering written notice of acceptance to you. Our acceptance of any right of first refusal will be on the same price and terms set forth in the statement delivered to us; provided, however, we have the right to substitute equivalent cash for any noncash consideration included in the offer. If we fail to accept the offer within the 45-day period, you will be free for 60 days after such period to effect the disposition described in the statement delivered to us provided such transfer is in accordance with this Paragraph 11. You may effect no other sale or assignment of you, this Agreement or the business without first offering the same to us in accordance with this subparagraph 11.F.

                  G. Transfer to Immediate Family Members. If the assignee is your spouse or child, no transfer fee will be payable to us, although you must reimburse us for our reasonable expenses, in an amount not to exceed $3,500. Further, if the transfer is to a spouse or child, we will waive our right of first refusal described in subparagraph 11.F and will not require that the individual execute the then-current franchise agreement, as required by subparagraph 11.D.E. All other provisions of this Paragraph 11 apply in full force and effect to the type of transfer described in this subparagraph.

                  H. Transfer by Us. We have the right to sell or assign, in whole or in part, our interest in this Agreement.

                               DISPUTE RESOLUTION

         12. The following provisions apply with respect to dispute resolution:

                  A. Arbitration; Mediation. Except as qualified below, any dispute between you and us or any of our or your affiliates arising under, out of, in connection with or in relation to this Agreement, any lease or sublease for the Restaurant or Authorized Location, the parties' relationship, or the business must be submitted to binding arbitration under the authority of the Federal Arbitration Act and must be arbitrated in accordance with the then-current rules and procedures and under the auspices of the American Arbitration Association. The arbitration must take place in Minneapolis, Minnesota, or at such other place as may be mutually agreeable to the parties. Any arbitration must be resolved on an individual basis and not joined as part of a class action or the claims of other parties. The arbitrators must follow the law and not disregard the terms of this Agreement. The decision of the arbitrators will be final and binding on all parties to the dispute; however, the arbitrators may not under any circumstances: (i) stay the effectiveness of any pending termination of this Agreement; (ii) assess punitive or exemplary damages; or (iii) make any award which extends, modifies or suspends any lawful term of this Agreement or any reasonable standard of business performance that we set. A judgment may be entered upon the arbitration award by any state or federal court in Minnesota or the state of the Authorized Location.

                  Before the filing of any arbitration, the parties agree to mediate any dispute that does not include injunctive relief or specific performance actions covered under subparagraph 12.B, provided that the party seeking mediation must notify the other party of its intent to mediate prior to the termination of this Agreement. Mediation will be conducted by a mediator or mediation program agreed to by the parties. Persons authorized to settle the dispute must attend any mediation session. The parties agree to participate in the mediation proceedings in good faith with the intention of resolving the dispute if at all possible within 30 days of the notice from the party seeking to initiate the mediation procedures. If not resolved within 30 days, the parties are free to pursue arbitration. Mediation is a compromise negotiation for purposes of the federal and state rules of evidence, and the entire process is confidential.

                  B. Injunctive Relief. Notwithstanding subparagraph 12.A above, you recognize that the Restaurant is one of a large number of restaurants and stores identified by the Trademarks and similarly situated and selling to the public similar products, and the failure on the part of a single franchisee to comply with the terms of its agreement could cause irreparable damage to us and/or to some or all of our other franchisees. Therefore, it is mutually agreed that in the event of a breach or threatened breach of any of the terms of this Agreement by you, we will forthwith be entitled to an injunction restraining such breach or to a decree of specific performance, without showing or proving any actual damage, together with recovery of reasonable attorneys' fees and other costs incurred in obtaining said equitable relief, until such time as a final and binding determination is made by the arbitrators. The foregoing equitable remedies are in addition to, and not in lieu of, all other remedies or rights that the parties might otherwise have by virtue of any breach of this Agreement by the other party. Finally, we and our affiliates have the right to commence a civil action against you or take other appropriate action for the following reasons: to collect sums of money due to us; to compel your compliance with trademark standards and requirements to protect the goodwill of the Trademarks; to compel you to compile and submit required reports to us; or to permit evaluations or audits authorized by this Agreement.

                  C. Attorneys' Fees. The prevailing party in any action or proceeding arising under, out of, in connection with, or in relation to this Agreement, any lease or sublease for the Restaurant or Authorized Location, or the business will be entitled to recover its reasonable attorneys' fees and costs.

                             DEFAULT AND TERMINATION

         13. The following provisions apply with respect to default and termination:

                  A. Defaults. You are in default if we determine that you or any Principal Owner or guarantor has breached any of the terms of this Agreement or any other agreement between you and us or our affiliates, which without limiting the generality of the foregoing includes making any false report to us, intentionally understating or underreporting or failure to pay when due any amounts required to be paid to us or any of our affiliates, conviction of you, a Principal Owner, or a guarantor of (or pleading no contest to) any misdemeanor that brings or tends to bring any of the Trademarks into disrepute or impairs or tends to impair your reputation or the goodwill of any of the Trademarks or the Restaurant, any felony, filing of tax or other liens that may affect this Agreement, voluntary or involuntary bankruptcy by or against you or any Principal Owner or guarantor, insolvency, making an assignment for the benefit of creditors or any similar voluntary or involuntary arrangement for the disposition of assets for the benefit of creditors.

                  B. Termination by Us. We have the right to terminate this Agreement in accordance with the following provisions:

                           1. Termination  After  Opportunity to Cure. Except as
                  otherwise expressly provided in this subparagraph 13.B or elsewhere in the Agreement: (i) you will have 30 days from the date of our issuance of a written notice of default to cure any default under this Agreement, other than a failure to pay amounts due or submit required reports, in which case you will have 10 days to cure those defaults; (ii) your failure to cure a default within the 30-day or 10-day period will provide us with good cause to terminate this Agreement; (iii) the termination will be accomplished by mailing or delivering to you written notice of termination that will identify the grounds for the termination; and (iv) the termination will be effective immediately upon our issuance of the written notice of termination.

                           2. Immediate Termination With No Opportunity to Cure.
                  In the event any of the following  defaults  occurs,  you will have no right or opportunity to cure the default and this Agreement will terminate effective immediately on our issuance of written notice of termination: any material misrepresentation or omission in your franchise application, your voluntary abandonment of this Agreement or the Authorized Location, the loss or revocation of your liquor license or suspensions totaling 90 days over any 5 year period, the loss of your lease, the failure to timely cure a default under the lease, the loss of your right of possession or failure to reopen or relocate under subparagraph 5.D, the closing of the Restaurant by any state or local authorities for health or public safety reasons, any unauthorized use of the Confidential Information, insolvency of you, a Principal Owner, the Control Person or guarantor, you, a Principal Owner, the Control Person or guarantor making an assignment or entering into any similar arrangement for the benefit of creditors, any default under this Agreement that materially impairs the goodwill associated with any of the Trademarks, conviction of you, any Principal Owners, the Control Person, or guarantors of (or pleading no contest to) any felony regardless of the nature of the charges, or any misdemeanor that brings or tends to bring any of the Trademarks into disrepute or impairs or tends to impair your reputation or the goodwill of the Trademarks or the Restaurant, intentionally understating or underreporting Gross Sales, Royalty Fees or Advertising Fees or any understatement or 1.25% variance on a subsequent audit within a 3 year period under subparagraph 9.H, failure to open the Restaurant by the date set forth in subparagraph 2.C, failure to execute the lease (including the Lease Addendum) or the Purchase Agreement for the Restaurant by the date stated subparagraph 5.A, failure to start substantial construction of the Restaurant by the date established in subparagraph 5.B, failure to secure financing for the construction of the Restaurant by the date set forth in subparagraph 5.B, violation by you of the provisions of subparagraph 15.P, any unauthorized transfer or assignment in violation of Paragraph 11 or any default by you that is the second same or similar default within any 12-month consecutive period or the fourth default of any type within any 24-month consecutive period.

                           3. Immediate  Termination After No More than 24 Hours
                  to Cure. In the event that a default under this Agreement occurs that violates any health safety or sanitation law or regulation, violates any system standard as to food handling, cleanliness, health and sanitation, or if the operation of the Restaurant presents a health or safety hazard to your customers or to the public (for example, improper cooking or storage procedures used for chicken wings): (i) you will have no more than 24 hours after we provide written notice of the default to cure the default; and (ii) if you fail to cure the default within the 24 hour period, this Agreement will terminate effective immediately on our issuance of written notice of termination.

                           4. Effect of Other Laws. The provisions of any valid,
                  applicable law or regulation prescribing permissible grounds, cure rights or minimum periods of notice for termination of this franchise supersede any provision of this Agreement that is less favorable to you.

                  C. Termination by You. You may terminate this Agreement as a result of a breach by us of a material provision of this Agreement provided that: (i) you provide us with written notice of the breach that identifies the grounds for the breach; and (ii) we fail to cure the breach within 30 days after our receipt of the written notice. If we fail to cure the breach, the termination will be effective 60 days after our receipt of your written notice of breach. Your termination of this Agreement under this Paragraph will not release or modify your Post-Term obligations under Paragraph 14 of this Agreement.

                              POST-TERM OBLIGATIONS

         14. Upon the expiration or termination of this Agreement:

                  A. Reversion of Rights; Discontinuation of Trademark Use. All of your rights to the use of the Trademarks and all other rights and licenses granted herein and the right and license to conduct business under the Trademarks at the Authorized Location will revert to us without further act or deed of any party. All of your right, title and interest in, to and under this Agreement will become our property. Upon our demand, you must assign to us or our assignee your remaining interest in any lease then in effect for the Restaurant (although we will not assume any past due obligations). You must immediately comply with the post-term noncompete obligations under subparagraph 10.D, cease all use and display of the Trademarks and of any proprietary material (including the manual and the product preparation materials) and of all or any portion of point-of-sale materials furnished or approved by us, assign all right, title and interest in the telephone numbers for the Restaurant and cancel or assign, at our option, any assumed name rights or equivalent registrations filed with authorities. You must pay all sums due to us, our affiliates or designees and all sums you owe to third parties that have been guaranteed by us or any of our affiliates. You must immediately return to us, at your expense, all copies of the manuals and product preparation materials then in your possession or control or previously disseminated to your employees and continue to comply with the confidentiality provisions of subparagraph 6.J. You must promptly at your expense and subject to subparagraph 14.B, remove or obliterate all Restaurant signage, displays or other materials (electronic or tangible) in your possession at the Authorized Location or elsewhere that bear any of the Trademarks or names or material confusingly similar to the Trademarks and so alter the appearance of the Restaurant as to differentiate the Restaurant unmistakably from duly licensed restaurants identified by the Trademarks. If, however, you refuse to comply with the provisions of the preceding sentence within 30 days, we have the right to enter the Authorized Location and remove all Restaurant signage, displays or other materials in your possession at the Authorized Location or elsewhere that bear any of the Trademarks or names or material confusingly similar to the Trademarks, and you must reimburse us for our costs incurred. Notwithstanding the foregoing, in the event of expiration or termination of this Agreement, you will remain liable for your obligations pursuant to this Agreement or any other agreement between you and us or our affiliates that expressly or by their nature survive the expiration or termination of this Agreement.

                  B. Purchase Option. We have the right to purchase or designate a third party that will purchase all or any portion of the assets of your Restaurant that are owned by you or any of your affiliates including, without limitation, the land, building, equipment, fixtures, signage, furnishings, supplies, leasehold improvements, liquor license and inventory of the Restaurant at a price determined by a qualified appraiser (or qualified appraisers if one party believes it is better to have a real estate appraiser appraise the value of the land and building and a business appraiser appraise the Restaurant's other assets) selected with the consent of both parties, provided we give you written notice of our preliminary intent to exercise our purchase rights under this Paragraph within 30 days after the date of the expiration or termination of this Agreement. If the parties cannot agree upon the selection of an appraiser(s), one or both will be appointed by a Judge of the United States District Court for the District in which the Authorized Location is located upon petition of either party.

                  In the event the Agreement is terminated (rather than if it expires), the price determined by the appraiser(s) will be the reasonable fair market value of the assets based on their continuing use in, as, and for the operation of a BUFFALO WILD WINGS Restaurant and the appraiser will designate a price for each category of asset (e.g., land, building, equipment, fixtures, etc.), but shall not include the value of any goodwill of the business, as the goodwill of the business is attributable to the Trademarks and the System. In the event that the Agreement expires (rather than if it is terminated), the price determined by the appraiser(s) will be the reasonable fair market value of the assets, as stated in the prior sentence, plus the value of any goodwill of the business, attributable to your operation of the Restaurant. In the event of expiration, however, the parties agree that you may elect not to include the land in the appraisal and option to purchase process. In this instance, you may elect to lease the land to us or our designee for a lease term of at least 10 years with two 5-year options to renew and for a primary rate equal to fair market value according to the applicable Building Office Management Association Guidelines, unless otherwise agreed to by the parties.

                  Within 45 days after our receipt of the appraisal report, we or our designated purchaser will identify the assets, if any, that we intend to purchase at the price designated for those assets in the appraisal report. We or our designated purchaser and you will then proceed to complete and close the purchase of the identified assets, and to prepare and execute purchase and sale documents customary for the assets being purchased, in a commercially reasonable time and manner. We and you will each pay one-half of the appraiser's fees and expenses. Our interest in the assets of the Restaurant that are owned by you or your affiliates will constitute a lien thereon and may not be impaired or terminated by the sale or other transfer of any of those assets to a third party. Upon our or our designated purchaser's exercise of the purchase option and tender of payment, you agree to sell and deliver, and cause your affiliates to sell and deliver, the purchased assets to us or our designated purchaser, free and clear of all encumbrances, and to execute and deliver, and cause your affiliates to execute and deliver, to us or our designated purchaser a bill of sale therefor and such other documents as may be commercially reasonable and customary to effectuate the sale and transfer of the assets being purchased.

                  If we do not exercise our option to purchase under this subparagraph, you may sell or lease the Restaurant premises to a third party purchaser, provided that your agreement with the purchaser includes a covenant by the purchaser, which is expressly enforceable by us as a third party beneficiary, pursuant to which the purchaser agrees, for a period of 2 years after the expiration or termination of this Agreement, not to use the premises for the operation of a restaurant business that has a menu or method of operation similar to that employed by our company-owned or franchised restaurants.

                  C. Claims. You and your Principal Owners and guarantors may not assert any claim or cause of action against us or our affiliates relating to this Agreement or the BUFFALO WILD WINGS business after the shorter period of the applicable statute of limitations or one year following the effective date of termination of this Agreement; provided that where the one-year limitation of time is prohibited or invalid by or under any applicable law, then and in that event no suit or action may be commenced or maintained unless commenced within the applicable statute of limitations.

                               GENERAL PROVISIONS

         15. The parties agree to the following provisions:

                  A. Severability. Should one or more clauses of this Agreement be held void or unenforceable for any reason by any court of competent jurisdiction, such clause or clauses will be deemed to be separable in such jurisdiction and the remainder of this Agreement is valid and in full force and effect and the terms of this Agreement must be equitably adjusted so as to compensate the appropriate party for any consideration lost because of the elimination of such clause or clauses. It is the intent and expectation of each of the parties that each provision of this Agreement will be honored, carried out and enforced as written. Consequently, each of the parties agrees that any provision of this Agreement sought to be enforced in any proceeding must, at the election of the party seeking enforcement and notwithstanding the availability of an adequate remedy at law, be enforced by specific performance or any other equitable remedy.

                  B. Waiver/Integration. No waiver by us of any breach by you, nor any delay or failure by us to enforce any provision of this Agreement, may be deemed to be a waiver of any other or subsequent breach or be deemed an estoppel to enforce our rights with respect to that or any other or subsequent breach. Subject to our rights to modify Appendices and/or standards and as otherwise provided herein, this Agreement may not be waived, altered or rescinded, in whole or in part, except by a writing signed by you and us. This Agreement together with the addenda and appendices hereto and the application form executed by you requesting us to enter into this Agreement constitute the sole agreement between the parties with respect to the entire subject matter of this Agreement and embody all prior agreements and negotiations with respect to the business. You acknowledge and agree that you have not received any warranty or guarantee, express or implied, as to the potential volume, profits or success of your business. There are no representations or warranties of any kind, express or implied, except as contained herein and in the aforesaid application.

                  C. Notices. Except as otherwise provided in this Agreement, any notice, demand or communication provided for herein must be in writing and signed by the party serving the same and either delivered personally or by a reputable overnight service or deposited in the United States mail, service or postage prepaid and addressed as follows:

                           1. If intended for us,  addressed to General Counsel,
                  Buffalo Wild Wings International, Inc., 1600 Utica Avenue South, Suite 700, Minneapolis, Minnesota 55416;

                           2.       If  intended for you, addressed to  you   at
         ____________________________________ or at the Authorized Location; or,

         in either case, as the intended party may change such address by written notice to the other party. Notices for purposes of this Agreement will be deemed to have been received if mailed or delivered as provided in this subparagraph.

                  D. Authority. Any modification, consent, approval, authorization or waiver granted hereunder required to be effective by signature will be valid only if in writing executed by the Control Person or, if on behalf of us, in writing executed by our President or one of our authorized Vice Presidents.

                  E. References. If the franchisee is 2 or more individuals, the individuals are jointly and severally liable, and references to you in this Agreement includes all of the individuals. Headings and captions contained herein are for convenience of reference and may not be taken into account in construing or interpreting this Agreement.

                  F. Guarantee. All Principal Owners of a franchisee that is a corporation, limited liability company, partnership or other legal entity must execute the form of undertaking and guarantee at the end of this Agreement. Any person or entity that at any time after the date of this Agreement becomes a Principal Owner pursuant to the provisions of Paragraph 11 or otherwise must execute the form of undertaking and guarantee at the end of this Agreement within 10 days from the date such person or entity becomes a Principal Owner; provided, however, that any person or entity who becomes a Principal Owner shall automatically acquire all the obligations of a Principal Owner under this Agreement at the time such person or entity becomes a Principal Owner. Before approving and entering into any transaction that would make any person or entity a Principal Owner, you must notify such person about the content of this subparagraph.

                  G. Successors/Assigns. Subject to the terms of Paragraph 11 hereof, this Agreement is binding upon and inures to the benefit of the administrators, executors, heirs, successors and assigns of the parties.

                  H. Interpretation of Rights and Obligations. The following provisions apply to and govern the interpretation of this Agreement, the parties' rights under this Agreement, and the relationship between the parties:

                           1. Applicable Law and Waiver. Subject to our rights under federal trademark laws and the parties' rights under the Federal Arbitration Act in accordance with Paragraph 12 of this Agreement, the parties' rights under this Agreement, and the relationship between the parties is governed by, and will be interpreted in accordance with, the laws (statutory and otherwise) of the state in which the Authorized Location is located. You waive, to the fullest extent permitted by law, the rights and protections that might be provided through the laws of any state relating to franchises or business opportunities, other than those of the state in which the Authorized Location is located.

                           2. Our Rights.  Whenever this Agreement provides that
                  we have a certain right, that right is absolute and the parties intend that our exercise of that right will not be subject to any limitation or review. We have the right to operate, administrate, develop, and change the System in any manner that is not specifically precluded by the provisions of this Agreement, although this right does not modify the requirements of subparagraph 5.E and other express limitations set forth in this Agreement.

                           3. Our  Reasonable  Business  Judgment.  Whenever  we
                  reserve discretion in a particular area or where we agree to exercise our rights reasonably or in good faith, we will satisfy our obligations whenever we exercise Reasonable Business Judgment in making our decision or exercising our rights. Our decisions or actions will be deemed to be the result of Reasonable Business Judgment, even if other reasonable or even arguably preferable alternatives are available, if our decision or action is intended, in whole or significant part, to promote or benefit the System generally even if the decision or action also promotes our financial or other individual interest. Examples of items that will promote or benefit the System include, without limitation, enhancing the value of the Trademarks, improving customer service and satisfaction, improving product quality, improving uniformity, enhancing or encouraging modernization and improving the competitive position of the System.

                  I. Venue. Any cause of action, claim, suit or demand allegedly arising from or related to the terms of this Agreement or the relationship of the parties that is not subject to arbitration under Paragraph 12, must be brought in the Federal District Court for the District of Minnesota or in Hennepin County District Court, Fourth Judicial District, Minneapolis, Minnesota. Both parties hereto irrevocably submit themselves to, and consent to, the jurisdiction of said courts. The provisions of this subparagraph will survive the termination of this Agreement. You are aware of the business purposes and needs underlying the language of this subparagraph, and with a complete understanding thereof, agree to be bound in the manner set forth.

                  J. Jury Waiver. All parties hereby waive any and all rights to a trial by jury in connection with the enforcement or interpretation by judicial process of any provision of this Agreement, and in connection with allegations of state or federal statutory violations, fraud, misrepresentation or similar causes of action or any legal action initiated for the recovery of damages for breach of this Agreement.

                  K. Waiver of Punitive Damages. You and your affiliates and us and our affiliates agree to waive, to the fullest extent permitted by law, the right to or claim for any punitive or exemplary damages against the other and agree that in the event of any dispute between them, each will be limited to the recovery of actual damages sustained.

                  L Relationship of the Parties. You and we are independent contractors. Neither party is the agent, legal representative, partner, subsidiary, joint venturer or employee of the other. Neither party may obligate the other or represent any right to do so. This Agreement does not reflect or create a fiduciary relationship or a relationship of special trust or confidence. Without limiting the generality of the foregoing, we shall have no liability in connection with or related to the products or services rendered to you by any third party, even if we required, approved or consented to the product or service or designated or approved the supplier.

                  M. Force Majeure. In the event of any failure of performance of this Agreement according to its terms by any party due to force majeure will not be deemed a breach of this Agreement. For purposes of this Agreement, "force majeure" shall mean acts of God, State or governmental action, riots, disturbance, war, strikes, lockouts, slowdowns, prolonged shortage of energy supplies or any raw material, epidemics, fire, flood, hurricane, typhoon, earthquake, lightning and explosion or other similar event or condition, not existing as of the date of signature of this Agreement, not reasonably foreseeable as of such date and not reasonably within the control of any party hereto, which prevents in whole or in material part the performance by one of the parties hereto of its obligations hereunder.

                  N. Adaptations and Variances. Complete and detailed uniformity under many varying conditions may not always be possible, practical, or in the best interest of the System. Accordingly, we have the right to vary the Menu Items and other standards, specifications, and requirements for any franchised restaurant or franchisee based upon the customs or circumstances of a particular franchise or operating agreement, site or location, population density, business potential, trade area population, existing business practice, competitive circumstance or any other condition that we deem to be of importance to the operation of such restaurant or store, franchisee's business or the System. We are not required to grant to you a like or other variation as a result of any variation from standard menus, specifications or requirements granted to any other franchisee. You acknowledge that you are aware that our other franchisees operate under a number of different forms of agreement that were entered into at different times and that, consequently, the obligations and rights of the parties to other agreements may differ materially in certain instances from your rights and obligations under this Agreement.

                  O. Notice of Potential Profit. We and/or our affiliates may from time to time make available to you or require you to purchase goods, products and/or services for use in your Restaurant on the sale of which we and/or our affiliates may make a profit. Further, we and/or our affiliates may from time to time receive consideration from suppliers and/or manufacturers in respect to sales of goods, products or services to you or in consideration of services rendered or rights licensed to such persons. You agree that we and/or our affiliates are entitled to said profits and/or consideration.

                  P. Interference with Employment Relations. During the term of this Agreement, neither we nor you may employ or seek to employ, directly or indirectly, any person who is at the time or was at any time during the prior 6 months employed in any type of managerial position by the other party or any of its affiliates, or by any franchisee in the system. In the event that you violate this provision, we will have the right to terminate this Agreement without opportunity to cure pursuant to subparagraph 13.B.2. In addition, any party who violates this provision agrees to pay as fair and reasonable liquidated damages (but not as a penalty) an amount equal to 2 times the annual compensation that the person being hired away was receiving at the time the violating party offers her/him employment. You agree that this amount is for the damages that the non-violating party will suffer for the loss of the person hired away by the other party, including the costs of finding, hiring and training a new employee and for the loss of the services and experience of the employee hired away, and that it would be difficult to calculate with certainty the amount of damage that the non-violating party will incur. Notwithstanding the foregoing, if a court determines that this liquidated damages payment is unenforceable, then the non-violating party may pursue all other available remedies, including consequential damages. This subparagraph will not be violated if (i) at the time we or you employ or seek to employ the person, the former employer has given its written consent or
         (ii) we employ or seek to employ the person in connection with the transfer of the Restaurant to us or any of our affiliates. The parties acknowledge and agree that any franchisee from whom an employee was hired by you in violation of this subparagraph shall be a third-party beneficiary of this provision, but only to the extent they may seek compensation from you.

                  Q. National Consumer Price Index. We may adjust the maximum modernization amount (subparagraph 5.E) every five year period, as noted in subparagraph 5.E, in proportion to the five-year change in the National Consumer Price Index - All Urban Consumers as reported for each calendar year by the U.S. Department of Labor (or the successor index or agency thereto) using 2003 as the base year, and as so adjusted will apply to the maximum modernization expenditure amount, subsequent to the adjustment date but prior to the next adjustment date.

                  R. Updating Your Franchise Agreement. If at any time during the term of this Agreement you and us enter into a subsequent franchise agreement (the "Subsequent Agreement") granting you the right to operate another BUFFALO WILD WINGS restaurant and the terms of the Subsequent Agreement are different from the terms of this Agreement, you will have the right to request that this Agreement be replaced by a franchise agreement containing terms and conditions similar to the Subsequent Agreement (the "New Agreement"), but such right shall be conditioned upon you meeting all the conditions stipulated in subparagraph 4.B of this Agreement, except that you shall pay a fee of only $2,500; provided, however, that the term under the New Agreement shall be equal to the term left under this Agreement at the time of the execution of the New Agreement. You must exercise the rights granted under this subparagraph within 30 days after the date you execute the Subsequent Agreement.

                  S. Effective Date. We will designate the "Effective Date" of this Agreement in the space provided on the cover page. If no Effective Date is designated on the cover page, the Effective Date is the date when we sign this Agreement. However, as described in subparagraph 5.A, you do not have the right to, and may not, open and commence operation of a Restaurant at the Authorized Location until we notify you that you have satisfied all of the pre-opening conditions set forth in this Agreement.

                  T. Acknowledgment of Prohibition on Insider Trading. Federal law and our parent company's policy prohibit purchasing or selling stock in Buffalo Wild Wings, Inc. ("BWW") by anyone in possession of material, non-public information concerning BWW. While it is not possible to define "material information" to cover every set of circumstances that might arise, a general guide is that information is considered "material" if there is a substantial likelihood that a reasonable investor would consider it important in determining whether to buy, sell or hold stock. Violations of insider trading laws may be punishable by fines and/or imprisonment. During the terms of this Agreement, you may be provided with material, non-public information regarding BWW. You hereby acknowledge that you are familiar with insider trading laws and will not purchase or sell BWW stock while in possession of material, non-public information.

         IN WITNESS WHEREOF, the parties have executed this Franchise Agreement on the dates written below.



FRANCHISEE:                            US:

                                       BUFFALO WILD WINGS INTERNATIONAL, INC.

                                       Date:  _______________________________
Date:  ______________________________

                                       ______________________________________
_____________________________________  By:  Sally J. Smith
By:  ________________________________       --------------
    Its:_____________________________       Its:  President & CEO



_____________________________________
By:  ________________________________
    Its:_____________________________



_____________________________________
By:  ________________________________
    Its:_____________________________

                   PERSONAL GUARANTY AND AGREEMENT TO BE BOUND
                     PERSONALLY BY THE TERMS AND CONDITIONS
                           OF THE FRANCHISE AGREEMENT

         In consideration of the execution of the Franchise Agreement (the "Agreement") between BUFFALO WILD WINGS INTERNATIONAL, INC. ("we" or "us") and _____________________________(the "Franchisee"), dated_____, 20____ and for other good and valuable consideration, the undersigned, for themselves, their heirs, successors, and assigns, do jointly, individually and severally hereby become surety and guarantor for the payment of all amounts and the performance of the covenants, terms and conditions in the Agreement, to be paid, kept and performed by the Franchisee, including without limitation the arbitration and other dispute resolution provisions of the Agreement.

          Further, the undersigned, individually and jointly, hereby agree to be personally bound by each and every condition and term contained in the
Agreement, including but not limited to the non-compete provisions in subparagraph 10.D, and agree that this Personal Guaranty will be construed as though the undersigned and each of them executed an agreement containing the identical terms and conditions of the Agreement.

          The undersigned waive (1) notice of demand for payment of any indebtedness or nonperformance of any obligations hereby guaranteed; (2) protest and notice of default to any party respecting the indebtedness or nonperformance of any obligations hereby guaranteed; (3) any right he/she may have to require that an action be brought against the Franchisee or any other person as a condition of liability; and (4) notice of any changes permitted by the terms of the Agreement or agreed to by the Franchisee.

          In addition, the undersigned consents and agrees that: (1) the undersigned's liability will not be contingent or conditioned upon our pursuit of any remedies against the Franchisee or any other person; (2) such liability will not be diminished, relieved or otherwise affected by the Franchisee's insolvency, bankruptcy or reorganization, the invalidity, illegality or unenforceability of all or any part of the Agreement, or the amendment or extension of the Agreement with or without notice to the undersigned; and (3) this Personal Guaranty shall apply in all modifications to the Agreement of any nature agreed to by Franchisee with or without the undersigned receiving notice thereof.

          It is further understood and agreed by the undersigned that the provisions, covenants and conditions of this Personal Guaranty will inure to the benefit of our successors and assigns.



FRANCHISEE:

PERSONAL GUARANTORS:


___________________________________   ___________________________________
           Individually                          Individually

___________________________________   ___________________________________
            Print Name                            Print Name

___________________________________   ___________________________________
              Address                               Address

___________________________________   ___________________________________
        City State Zip Code                   City State Zip Code

___________________________________   ___________________________________
             Telephone                             Telephone

___________________________________   ___________________________________
           Individually                          Individually

___________________________________   ___________________________________
            Print Name                            Print Name

___________________________________   ___________________________________
              Address                               Address

___________________________________   ___________________________________
        City State Zip Code                   City State Zip Code

___________________________________   ___________________________________
             Telephone                             Telephone

                      OWNERSHIP AND MANAGEMENT ADDENDUM TO
                    BUFFALO WILD WINGS(R) FRANCHISE AGREEMENT


         1. Control Person. You represent and warrant to us that the following person, and only the following person is the Control Person:

NAME                                 TITLE                   ADDRESS
----                                 -----                   -------



         2. Ownership. You represent and warrant to us that the following person(s) and entities, and only the following person(s) and entities, have ownership interests in the franchisee entity:

                                                            PERCENTAGE
NAME                              HOME ADDRESS              OF INTEREST
----                              ------------              -----------







         3. Unit General Manager. You represent and warrant to us that the following person, and only the following person, is your Unit General Manager:

NAME                                 TITLE                  ADDRESS
----                                 -----                  -------




         4. Change. You must immediately notify us in writing of any change in the information contained in this Addendum and, at our request, prepare and sign a new Addendum containing the correct information.


         5. Effective Date. This Addendum is effective as of this ______ day of_________ , 2006.


___________________________________     _____________________________________
Your Initials                           Our Initials

                      Appendix A to the Franchise Agreement

                                   TRADEMARKS

         You have the right to use the following Trademarks in accordance with the terms of the Franchise Agreement:

   Service Mark:             BUFFALO WILD WINGS
   Registration No.:         2,239,550
   Registration Date:        April 13, 1999

   Service Mark:             BUFFALO WILD WINGS GRILL & BAR (Design Mark)
   Registration No.:         2,187,765
   Registration Date:        September 8, 1998

                  [LOGO OMITTED]

   Service Mark:             BETTER-BE-READY BLAZIN'
   Registration No.:         2,433,893
   Registration Date:        March 6, 2001

   Service Mark:             HOME OF THE REAL WING
   Registration No.:         2,247,812
   Registration Date:        May 25, 1999

   Service Mark:             SOMETHING WILD HAS COME TO TOWN
   Registration No.:         2,234,404
   Registration Date:        March 23, 1999

   Service Mark:             GOTTA WING IT
   Registration No.:         2,556,785
   Registration Date:        April 2, 2002

   Service Mark:             WINGS. BEER. SPORTS. ALL
                             THE ESSENTIALS
   Registration No.:         2,905,689
   Registration Date:        November 30, 2004


         We may amend this Appendix A from time to time in order to make available additional Trademarks or to delete those Trademarks that become unavailable. You agree to use only those Trademarks that are then currently authorized.

         The Trademarks must be used only in the manner that we specify. No deviations will be permitted.

                      Appendix B to the Franchise Agreement

                               THE DESIGNATED AREA

As stated in Subparagraph 2.B. of the Franchise Agreement, subject to the terms and conditions of the Franchise Agreement, the Designated Area in which you will locate and operate the Restaurant is defined as follows:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________




The  Designated  Area  is  considered  fixed  as of the  date  of the  Franchise
Agreement.


FRANCHISEE:                            FRANCHISOR:

                                       BUFFALO WILD WINGS INTERNATIONAL, INC.

                                       Date:  _______________________________
Date:  ______________________________

                                       ______________________________________
_____________________________________  By:  Sally J. Smith
By:  ________________________________       --------------
    Its:_____________________________       Its:  President & CEO



_____________________________________
By:  ________________________________
    Its:_____________________________



_____________________________________
By:  ________________________________
    Its:_____________________________

                      Appendix C to the Franchise Agreement

                                ADDENDUM TO LEASE

         This Addendum to Lease, dated ______________, 200__, is entered into between __________________("Landlord"), and _______________________("Tenant").

                                    RECITALS

A.       The parties  have  entered  into a Lease  Agreement,  dated  _________,
         200__,   (the   "Lease")   pertaining   to  the  premises   located  at
         _______________________________________ (the "Premises").

B. Landlord acknowledges that Tenant has agreed to operate a Restaurant at the Premises pursuant to Tenant's Franchise Agreement (the "Franchise Agreement") with Buffalo Wild Wings International, Inc. ("BWW") under the name "Buffalo Wild Wings Grill & Bar" or other name designated by BWW (the "Restaurant").

C. The parties desire to amend the Lease in accordance with the terms and conditions contained in this Addendum to provide BWW the opportunity to preserve the Premises as a BWW branded restaurant as provided herein.

                                    AGREEMENT

Landlord and Tenant agree as follows:

1. Remodeling and Decor. Landlord agrees that Tenant has the right to remodel, equip, paint and decorate the interior of the Premises and to display such proprietary marks and signs on the interior and exterior of the Premises as Tenant is reasonably required to do pursuant to the Franchise Agreement and any successor Franchise Agreement under which Tenant may operate a Restaurant on the Premises. Any remodel of the building and/or its signs shall be subject to Landlord's prior and reasonable approval.

2. Assignment. Tenant does not have the right to sublease or assign the Lease to any third party without BWW's and Landlord's written approval. Tenant has the right to assign all of its right, title and interest in the Lease to BWW, its affiliates or its parent company, at any time during the term of the Lease, including any extensions or renewals, without first obtaining Landlord's consent. No assignment will be effective, however, until BWW or its designated affiliate gives Landlord written notice of its acceptance of the assignment. BWW or its parent company will be responsible for the lease obligations incurred after the effective date of the assignment. If BWW elects to assume the Lease under this subparagraph or unilaterally assumes the lease as provided for in subparagraph 3(a) or 4(a), Landlord and Tenant agree that (i) Lessee will remain liable for the responsibilities and obligations, including amounts owed to Landlord, prior to the date of assignment and assumption, and (ii) BEWW will have the right to sublease the Premises to another franchisee with Landlord's prior reasonable approval - reasonableness to be based on proposed new franchisee's related business experience and credit history, provided the franchisee meets BWW's then-current standards and requirements for franchisees and agrees to operate the Restaurant as a Buffalo Wild Wings restaurant pursuant to a Franchise Agreement with BWW. Upon receipt by Landlord of an assumption agreement pursuant to which the assignee agrees to assume the Lease and to observe the terms, conditions and agreements on the part of Tenant to be performed under the Lease, the BWW Entity shall thereupon be released from all liability as tenant under the Lease from and after the date of assignment, without any need of a written acknowledgment of such release by Landlord.

3.       Default and Notice.

         (a) Landlord shall send BWW copies of all notices of default it gives to Tenant concurrently with giving such notices to Tenant. If Tenant fails to cure any defaults within the period specified in the Lease, Landlord shall promptly give BWW written notice thereof, specifying the defaults Tenant has failed to cure. BWW has the right to unilaterally assume the Lease if Tenant fails to cure. BWW shall have 15 days from the date BWW receives such notice to exercise, by written notice to Landlord and Tenant, its right for BWW or its designee (the "BWW Entity") to assume the Lease. BWW shall have an additional 15 days from the expiration of Tenant's cure period in which to cure the default or violation.

         (b) If the BWW Entity elects to assume the Lease, the BWW Entity shall not be required to cure defaults and/or to begin paying rent until Landlord delivers possession of the Premises to the BWW Entity. The BWW Entity shall have the right, at any time until Landlord delivers possession of the Premises, to rescind the option exercise, by written notice to Landlord.

         (c) All notices to BWW must be sent by registered or certified mail, postage prepaid, to the following address:

                           Buffalo Wild Wings International, Inc.
                           1600 Utica Avenue South
                           Suite 700
                           Minneapolis, MN 55416
                           Attention: General Counsel

         BWW may change its address for receiving notices by giving Landlord written notice of the new address. Landlord agrees that it will notify both Tenant and BWW of any change in Landlord's mailing address to which notices should be sent.

4. Termination, Non-Renewal, Expiration.

         (a) If the Franchise Agreement is terminated for any reason during the term of the Lease or any extension thereof, BWW has the right, but not the obligation, to unilaterally assume the Lease by giving Landlord written notice. Within 30 days after receipt of such notice, Landlord shall give a BWW Entity written notice specifying any defaults of Tenant under the Lease.

         (b) If the Lease contains term renewal or extension right(s) and if Tenant allows the term to expire without exercising said right(s), Landlord shall give BWW written notice thereof, and a BWW Entity shall have the option, for thirty (30) days after receipt of said notice, to exercise the Tenant's renewal or extension right(s) on the same terms and conditions as are contained in the Lease. If a BWW Entity elects to exercise such right(s), it shall so notify Landlord in writing, whereupon Landlord and the BWW Entity shall promptly execute and deliver an agreement whereby the BWW Entity assumes the Lease, effective at the commencement of the extension or renewal term.

         (c) Upon the expiration or termination of the Lease, Landlord will cooperate with and assist BWW in gaining possession of the Premises and if a BWW Entity does not elect to enter into a new lease for the Premises with Landlord on terms reasonably acceptable to the BWW Entity, Landlord will allow BWW to enter the Premises, without being guilty of trespass and without incurring any liability to Landlord, except for any damages caused by BWW's willful misconduct or gross negligence, to remove all signs, awnings, and all other items identifying the Premises as a Buffalo Wild Wings(R) Restaurant and to make such other modifications (such as repainting) as are reasonably necessary to protect the Buffalo Wild Wings(R) marks and system. In the event BWW exercises its option to purchase assets of Tenant, Landlord must permit BWW to remove all such assets being purchased by BWW.

5.       Additional Provisions.

         (a) Landlord hereby acknowledges that the provisions of this Addendum to Lease are required pursuant to the Franchise Agreement under which Tenant plans to operate its business and the Tenant would not lease the Premises without this Addendum.

         (b) Landlord further acknowledges that Tenant is not an agent or employee of BWW and the Tenant has no authority or power to act for, or to create any liability on behalf of, or to in any way bind BWW or any affiliate of BWW, and that Landlord has entered into this Addendum to Lease with full understanding that it creates no duties, obligations or liabilities of or against BWW or any affiliate of BWW, unless and until the Lease is assigned to, and accepted in writing by, BWW or its parent company.

         (c) BWW Entity may elect not to assume or be bound by the terms of any amendment to the Lease executed by Tenant without obtaining BWW's prior written approval, which shall not be unreasonably withheld or delayed.

6. Sales Reports. If requested by BWW, Landlord will provide BWW with whatever information Landlord has regarding Tenant's sales from the Restaurant.

7. Modification. No amendment or variation of the terms of this Addendum is valid unless made in writing and signed by the parties and the parties have obtained the written consent of BWW.

8. Reaffirmation of Lease. Except as amended or modified in this Addendum, all of the terms, conditions and covenants of the Lease remain in full force and effect and are incorporated by reference and made a part of this Addendum as though copied herein in full. In the event of any conflict between the terms of this Addendum and those in the Lease, the terms of this Addendum shall control.

9. Beneficiary. Landlord and Tenant expressly agree that BWW is a third party beneficiary of this Addendum.

         IN WITNESS WHEREOF, the parties have executed this Addendum as of the dates written below.

TENANT:                              LANDLORD:

_________________________________    ________________________________
By_______________________________    By______________________________
     Its_________________________    Its_____________________________

                      Appendix D to the Franchise Agreement

                   ELECTRONIC TRANSFER OF FUNDS AUTHORIZATION

                                          Franchisee:
                                          Location:
                                          Date:

                                           -------------- -------------
                                           NEW            CHANGE
                                           -------------- -------------
                                           -------------- -------------

                                           -------------- -------------
Attention:  Bookkeeping Department
The undersigned hereby authorizes Buffalo Wild Wings International, Inc., its parent company or any affiliated entity (collectively, "BWW"), to initiate weekly ACH debit entries against the account of the undersigned with you in payment of amounts for Royalty Fees, Advertising Fees or other amounts that become payable by the undersigned to BWW. The dollar amount to be debited per payment will vary.

Subject to the provisions of this letter of authorization, you are hereby directed to honor any such ACH debit entry initiated by BWW.

This authorization is binding and will remain in full force and effect until 90 days prior written notice has been given to you by the undersigned. The undersigned is responsible for, and must pay on demand, all costs or charges relating to the handling of ACH debit entries pursuant to this letter of authorization.

Please honor ACH debit entries initiated in accordance with the terms of this letter of authorization, subject to there being sufficient funds in the undersigned's account to cover such ACH debit entries.

                                                             Sincerely yours,




                                          Sincerely yours,



 *** We also need a VOIDED Check ***      _____________________________
                                                  Account Name
_________________________________         _____________________________
             Bank Name
                                                 Street Address
_________________________________         _____________________________
               Branch                          City State Zip Code

_________________________________         _____________________________
           Street Address                       Telephone Number

_________________________________         By___________________________
         City State Zip Code

_________________________________         Its__________________________
        Bank Telephone Number
                                          Date_________________________
_________________________________
        Bank's Account Number

_________________________________
      Customer's Account Number

                      Appendix E to the Franchise Agreement

                              BUFFALO WILD WINGS(R)
               AUTHORIZATION AND GIFT CARD PARTICIPATION AGREEMENT

         The franchisee identified below ("Franchisee") hereby agrees to participate in the gift card marketing program to be provided by SASH Management L.L.C. d.b.a. Gift Card Solutions, a Utah limited liability company ("GCS") to owners of franchises operated under an agreement with Buffalo Wild Wings, Inc., a Minnesota corporation, Blazin Wings, Inc., a Minnesota corporation, Buffalo Wild Wings International, Inc., an Ohio corporation, and Real Wing, Inc., a Kansas corporation (the aforementioned entities are collectively and individually referred to as "Franchisor"). This Agreement will continue until the expiration of the Gift Card Agreement between GCS and Buffalo Wild Wings, Blazin Wings, Buffalo Wild Wings International, and Real Wing, Inc. dated August 16, 2002. GCS may otherwise terminate this Agreement if Franchisee ceases to operate outlets pursuant to a franchise agreement with any of the above referenced entities or, with the consent of the respective franchisor, franchisee has defaulted under the terms of this Agreement.

         GCS' program is made available to Franchisee in return for Franchisee's agreement to participate in a TurnKey Gift Card program (the "Program") that will allow Franchisee's customers to prepay in specific amounts for product purchases at participating stores and to then purchase product at any participating store using the gift card (the "Gift Card") provided by GCS for purchase. To effectuate this, GCS agrees to provide the following:

1. A complete TurnKey Gift Card processing program, defined to include a system for real-time card authorization and accounting and funds settlement procedures.

2. Provide reports that will be available via a secure web site for next day viewing of daily transaction detail.

3.       Maintain  adequate   communication  lines  for  both  the  issuing  and
         verification terminals within the Franchisee's stores.

4. Inventory management, including ordering and disbursement of cards to Franchisee.

5.       Accept and fulfill Gift Card requests from consumers and Franchisee.

6. Maintain adequate inventory of card stock and other fulfillment materials.

7. With the assistance of Franchisee, prepare individual terminals at each Store to accept Gift Cards by programming terminals, gaining required permissions from a Store merchant acquirer or through other measures that are required for participation in the program.

8. Maintain an automated balance inquiry system that is available 24 hours a day 365 days a year which may be accessed by Franchisee by a toll free telephone number.

         To effectuate the Program, the Franchisee will have an account which is credited and debited with certain amounts. Those credits and debits are as follows:

1. If a Verifone Terminal/Printer package is to be supplied by GCS to Franchisee, as described below, GCS shall bill the Franchisee $225.00 for each such package. Said amount shall be due with the first monthly payment, as set forth below.

2. There will be a transaction fee for each transaction which is performed with respect to a Gift Card issued as part of the program. The transaction fee shall be $.16 per transaction, and shall be charged for each transaction performed by the Franchisee. The cumulative amount of the transaction fees for a particular month shall be paid as part of the payment to be made pursuant to the terms of this Agreement. A "transaction" shall be defined as the initial activation of a Gift Card and each respective use of a Gift Card for the purchase of product from a participating store. In addition, a transaction shall include the payment of any inactivity fee which is debited against a Gift Card.

3. In addition to the transaction fee, a fee of $.04 per transaction will be charged, and this amount will be added to an insurance account established for the payment of delinquent franchise payments. The insurance account which these fees are added to shall be owned by Franchisor, and all amounts paid to this account shall be under the control of Franchisor. The cumulative amount of the insurance account fees for a particular month shall be paid as part of the payment to be made pursuant to the terms of the Agreement.

4. Each Gift Card which is purchased as part of this program and which is not completely used on the date which is the later of one (1) year from the initial purchase of the Gift Card or one (1) year from the last time the customer added cash to the value of the Gift card shall be assessed a fee of $2.00 on such date which shall be debited against the remaining value of the Gift Card. This fee shall be applied thereafter for each additional month until the earlier of the customer adding additional cash to the Gift Card or until the remaining balance of the Gift Card is $0.00. The $2.00 inactivity fee shall be credited to the Franchisee if the Gift Card was purchased at a Franchisee's store.

5. GCS may modify any of the aforementioned fees, except the insurance account fee, to cover any cost increases incurred by GCS when material cost increases are sustained from non-related third party vendors that provide support services to GCS. These price changes can only take place once in each contract year upon sixty (60) days' prior written notice to the Franchisee. GCS will not have the power to modify the insurance account fee, but this fee may be modified by Franchisor, provided the fee may not be greater than $.04 per transaction.

6. GCS will maintain and provide monthly reports of the amounts due from the Franchisee. The Franchisee's account shall be debited with an amount equal to the value of all Gift Cards sold at the Franchisee's stores and all fees which are due from a Franchisee as set forth in this Agreement. The Franchisee's account will be credited with an amount equal to the value of all product purchased from the Franchisee's store using a Gift Card and all inactivity fees which are attributed to the Franchisee. The resulting difference as of the last day of each month will be the monthly amount which is due to or from the Franchisee. This amount will be collected from or paid to a participant as set forth below.

7. GCS shall be solely responsible for the accuracy of all account management with regard to the Gift Cards. Any error in the account management shall be the sole liability of GCS and GCS shall bear the cost of any such error. By way of example and not limitation, if a $10.00 Gift Card is sold and entered into the terminal for $10.00 and GCS accounts for the Gift Card at $100.00, GCS shall be solely responsible for the $90.00 discrepancy.

         Franchisee is responsible for providing an electronic card issuing terminal that is compatible with and can interface with the GCS system to be used for this Program. GCS will assist Franchisee by programming Franchisee's individual terminal for a fee of $150.00. GCS will maintain adequate communication lines for both Franchisee's issuing terminal and verification terminal. A Verifone Terminal package may be purchased from GCS for Two Hundred Twenty Five Dollars ($225.00). This amount shall be due with the first monthly payment, as described above.

CS has contracted with Stored Value Systems, Inc. to provide account services for the Program. Franchisee agrees to have a bank account which will be used to either withdraw funds that are due from the Franchisee for the Program or into which funds will be deposited if they are due to Franchisee under the Program. The Franchisee agrees to execute the attached ACH Authorization Form to allow Stored Value Systems to electronically debit and credit Franchisee's account. In the event Franchisee has insufficient funds to pay any amount due hereunder and such amount is collected from the insurance account referred to above or from Buffalo Wild Wings, Inc., the paying party shall have the right to recover the amount paid from Franchisee and Franchisee shall pay said amount to the party paying the amount due from Franchisee.

Agreed to this_______ day of______________________ , 2006.

FRANCHISEE:



_____________________________________
By:  ________________________________
    Its:_____________________________



_____________________________________
By:  ________________________________
    Its:_____________________________



Franchisee Legal Business Name: _____________________________________

Franchisee's Address:           _____________________________________





SASH Management, LLC, a Utah Limited Liability Company


_____________________________________
By:  ________________________________
    Its:_____________________________

                      Appendix F to the Franchise Agreement

                              BUFFALO WILD WINGS(R)
                 ENROLLMENT FORM AND PORTAL TERMS AND CONDITIONS

WHAT IS THE PORTAL?

The portal has been designed to provide franchisees with a preliminary real estate analysis of a proposed location. Franchisees are able to gather the required data from one central source by leveraging the power of this portal. The following maps and reports are created as part of the site evaluation package:

a.       Site Overview Map
b.       Competition and Co-Tenants Map
c.       Daytime Employment Map
d.       Traffic Volumes Map
e.       Medium Household Income Map
f.       Mosaic Index Map
g.       Owner Occupied Units Map
h.       Population & Daytime Employment Map
i.       3-5-7 Minute Drive Time Map
j.       Demographic Report
k.       Traffic Location Report
l.       Trade Area Rating Report

HOW DO I GET STARTED?

Once you have enrolled, you will receive a Welcome Kit from geoVue in the mail. This kit will contain: a User Guide, Frequently Asked Questions, your user name and password and other information. Your account will be set up with credits that are redeemed for site packages. Each time you process a request for a package, your account will be decremented. You must purchase site packages in blocks of three.

The maps and reports will be available to you in PDF form via email and through the portal itself. You will have one year to use the credits you have purchased.

                                     ENROLLMENT FORM

------------------------------------- ----------------------------------------
Name                                  City
------------------------------------- ----------------------------------------
------------------------------------- ----------------------------------------
Company Name                          State
------------------------------------- ----------------------------------------
------------------------------------- ----------------------------------------
Company Address                       Zip
------------------------------------- ----------------------------------------
------------------------------------- ----------------------------------------
Email Address                         Telephone
------------------------------------- ----------------------------------------

SITE PACKAGES

Each site package includes the maps and reports in proper form for submission to corporate. Each site is measured against a pre-determined set of benchmarks.

PAYMENT METHOD

Each package is $400, available in blocks of three (3) for a total of $1,200.

    [_] Enclosed is a check for $1,200 made payable to geoVue, Inc.

    [_] Please bill my credit card (Visa, MC or Amex)

                  Card Number ___________________________________________
                  Expirations Date_______________________________________
                  Full Name on Card______________________________________

By signing below and using the geoVue Portal products, you agree, for yourself and any applicable entities that all services and products are provided subject to the Portal Terms and Conditions, printed on the following page. Non-refundable payment is due upon placement of order. In certain states, this order will be subject to state tax.

Print Name:__________________________________________
Title:_______________________________________________
Signature:___________________________________________     Date:______________

Upon completing this form, please either fax back to (617) 482-3066 or mail to geoVue, Inc., Attn: Sales, 200 Lincoln Street, Boston, MA 02111. If you require any additional information, please feel free to call us at 1-800-554-5150.

                           PORTAL TERMS AND CONDITIONS

1.       Acceptance of Terms

These terms and conditions apply to and govern your use of the geoVue software and online products, including the Portal available through web sites owned or controlled by geoVue (collectively, the "Products"). Your use of the Products signifies your agreement to be bound by these terms and conditions in their entirety. If you do not agree to be bound by these terms and conditions, you may not access or otherwise use the Products. You are responsible for obtaining and paying for the hardware, software, and Internet access required for you to use the Products. The Products are only to be used within the United States of America. You acknowledge that transmissions to and from geoVue are not confidential and your Communications may be read or intercepted by others. At geoVue's sole discretion, anyone determined to have violated these Terms and Conditions may be barred, without notice, from using the Products.

2.       Limited License

geoVue grants you a non-exclusive, non-transferable, limited right to access, use and display the Products and content and the materials thereon only for your business use as described herein, provided that you comply fully with these terms and conditions. You shall not interfere or attempt to interfere with the operation of the Products in any way through any means or device including, but not limited to, spamming, hacking, uploading computer viruses or time bombs, or the means expressly prohibited by any provision of these terms and conditions. The license, unless otherwise specified, is for utilization by a single user or a single-user workstation at any one time. You shall not use or permit the use of Products for the benefit of any other entities.

3.       Changes to Terms and Conditions

geoVue reserves the right, at its sole discretion, to change, modify, add or remove any portion of these terms and conditions, in whole or in part, at any time upon written notice. Your continued use of the Products after any changes to these terms and conditions will be considered acceptance of those changes.

4.       Ownership; Restrictions

geoVue owns, controls, licenses or has the right to use and provide the Products and all material in the Products, including, without limitation, text, images, articles, photographs, illustrations, audio and video clips, (collectively the "Content"). All Products and Content are Copyright (C) 2004 geoVue, Inc., protected pursuant to U.S. copyright laws, international conventions, and other copyright laws. You agree to abide by any and all copyright notices, information or restrictions displayed on the Products. Except as expressly provided herein, you may not use the Products and Content, and geoVue reserves all copyrights therein. All Business logos are the registered trademarks of their respective owners. All rights reserved. You are responsible for complying with all applicable laws, rules and regulations regarding your use of the Products and Content. In the event of any permitted publication of material from the Products, no changes in or deletion of author attribution, trademark, legend or copyright notice shall be made.

5.       Indemnification

You agree that you shall indemnify, defend and hold harmless geoVue, and its officers, directors, owners, agents, employees, Content providers, affiliates, and licensors (collectively, the "Indemnified Parties") from and against any and all losses, damages, liabilities, and claims and all fees, costs, expenses, of any kind related thereto (including, without limitation, reasonable attorneys' fees) incurred by the Indemnified Parties in connection with any claim arising out of, based upon or resulting from your use of the Products or Content geoVue reserves the right, at its own expense, to assume the exclusive defense and control of any matter otherwise subject to indemnification by you and you shall not in any event settle any matter without the written consent of geoVue.

6.       Links to Other Web Pages

The Products may contain links and pointers to the other related World Wide Web Internet pages, resources, and sponsors of the Products. Links to or from any Products and third-party sites, maintained by third parties, do not constitute an endorsement by geoVue or any of its subsidiaries and affiliates of any third-party resources or their contents. Links do not imply that geoVue is affiliated or associated with or/is legally authorized to use any trademark, trade name, logo or copyright symbol displayed in or accessible through the links, or that any linked web sites are authorized to use any trademark, trade name, logo or copyright symbol of geoVue, any of their affiliates or licensors.

7.       Disclaimer of Warranties and Damages; Limitation of Liability

The site selection package is a preliminary report and assessment based upon data available on geoVue's databases. It is provided without representation or warranty. Not all retailers, competitors, employers, or streets were reviewed. Acceptable sites may not be available on favorable terms within the indicated areas. The assessment may be (or become) inaccurate due to changing demographic and economic conditions; opening and closing of retailers, employers and competitors; modifications to roads and other transportation systems; and other causes. It is your responsibility to fully analyze the indicated area to remain aware of the changes in it, and to seek locations that are the most advantageous. Upon delivery of the purchased site selection reports, you will no longer have access to any data or information you had previously created, maintained, managed, or stored in Products. geoVue is under no obligation to maintain any such data or information. Your obligations pursuant to Section 1 (Acceptance of the Terms), Section 2 (Limited License), Section 4 (Ownership; Restrictions), Section 5 (Indemnification), Section 7 (Disclaimer of Warranties and Damages; Limitation of Liability), and Section 8 (General Provisions) shall survive the termination of your use of the Products. THE PRODUCTS, INCLUDING ALL CONTENT, SOFTWARE, FUNCTIONS, MATERIALS AND INFORMATION MADE AVAILABLE ON OR ACCESSED THROUGH THE PRODUCTS, ARE PROVIDED ON AN "AS IS," "AS AVAILABLE" BASIS, WITHOUT REPRESENTATIONS OR WARRANTIES OF ANY KIND WHATSOEVER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, NON-INFRINGEMENT, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. NEITHER geoVue NOR ITS CONTENT PROVIDERS WARRANT THAT THE FUNCTIONS, FEATURES OR CONTENT CONTAINED IN THE PRODUCTS WILL BE UNINTERRUPTED OR ERROR FREE, THAT DEFECTS WILL BE CORRECTED, OR THAT ANY OTHER PRODUCTS OR THE SERVERS) THAT MAKE THEM AVAILABLE ARE FREE OF VIRUSES OR OTHER HARMFUL COMPONENTS; NOR DO THEY MAKE ANY WARRANTY OR REPRESENTATION AS TO THE ACCURACY OR RELIABILITY OF THE PRODUCTS, THE CONTENT THEREOF, THE MATERIALS, INFORMATION AND FUNCTIONS MADE ACCESSIBLE BY THE SOFTWARE USED ON OR ACCESSED THROUGH THE PRODUCTS, ANY PRODUCTS OR SERVICES OR HYPERTEXT LINKS TO THIRD PARTIES OR FOR ANY BREACH OF SECURITY ASSOCIATED WITH THE TRANSMISSION OF SENSITIVE INFORMATION THROUGH THE PRODUCTS OR ANY LINKED PRODUCTS. geoVue AND ITS SUBSIDIARIES AND AFFILIATES MAKE NO WARRANTIES AND SHALL NOT BE LIABLE FOR THE USE OF THE PRODUCTS, INCLUDING WITHOUT LIMITATION. THE CONTENT AND ANY ERRORS CONTAINED THEREIN UNDER ANY DIRECT OR INDIRECT CIRCUMSTANCES, INCLUDING BUT NOT LIMITED TO geoVue's NEGLIGENCE. IF YOU ARE DISSATISFIED WITH THE PRODUCTS OR ANY MATERIALS ON THE PRODUCTS, YOUR SOLE REMEDY FOR ALL OF THE FOREGOING SHALL BE LIMITED TO THE GREATER OF THE AMOUNT ACTUALLY PAID FOR BY YOU FOR THE PRODUCTS OR FIVE DOLLARS (USD $5.00). UNDER NO CIRCUMSTANCES SHALL geoVue, ITS SUBSIDIARIES, AFFILIATES OR CONTENT PROVIDERS BE LIABLE FOR ANY SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES THAT ARE DIRECTLY OR INDIRECTLY RELATED TO THE USE OF, OR THE INABILITY TO USE, THE CONTENT, MATERIALS AND FUNCTIONS IN THE PRODUCTS, INCLUDING WITHOUT LIMITATION LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS, EVEN IF SUCH ENTITIES OR AN AUTHORIZED REPRESENTATIVE THEREOF HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SOME STATES DO NOT ALLOW THE EXCLUSION OR LIMITATION OF INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU. IN NO EVENT SHALL THE TOTAL LIABILITY OF geoVue, ITS SUBSIDIARIES AND AFFILIATES TO YOU FOR ALL DAMAGES, LOSSES, AND CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT, INCLUDING, BUT NOT LIMITED T0, NEGLIGENCE OR OTHERWISE) ARISING FROM THESE TERMS AND CONDITIONS OR YOUR USE OF THE PRODUCTS EXCEED, IN THE AGGREGATE, ONE HUNDRED DOLLARS (USD $100.00).

8.       General Provisions

These terms and conditions shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to conflicts of laws provisions. The sole and exclusive jurisdiction for any action or proceeding arising out of or related to these terms and conditions shall be an appropriate State or Federal court located in the Commonwealth of Massachusetts and you hereby irrevocably consent to the jurisdiction of such courts. If for any reason a court of competent jurisdiction finds any provision of these terms and conditions, or portion thereof, to be unenforceable, that provision shall be enforced to the maximum extent permissible so as to effect the intent of these terms and conditions, and the remainder of these terms and conditions shall continue in full force and effect. These terms and conditions constitute the entire agreement between you and geoVue with respect to the subject matter hereof, and supersede all previous written or oral agreements between the parties with respect to such subject matter. No waiver by either you or geoVue of any breach or default hereunder shall be deemed to be a waiver of any preceding or subsequent breach or default. The section headings used herein are for convenience only and shall not be given any legal import.

                                   ADDENDUM TO
                              BUFFALO WILD WINGS(R)
                           FRANCHISE AGREEMENT FOR THE
                                STATE OF ILLINOIS

This Addendum pertains to franchises sold in the State of Illinois and is for the purpose of complying with Illinois statutes and regulations. Notwithstanding anything which may be contained in the body of the Franchise Agreement to the contrary, the Agreement is amended to include the following:

1. Section 41 of the Illinois Franchise Disclosure Act states that "any condition, stipulation or provision purporting to bind any person acquiring any franchise to waive compliance with any provision of this Act is void." Accordingly, the fourth and fifth sentences of Section 15.B of the Agreement are hereby deleted in their entirety.

2. Section 15.B of the Agreement is hereby amended to include the following:

                  Nothing in this Section 15.B, however, may be construed to mean that you may not rely on the BUFFALO WILD WINGS Offering Circular that we provided to you in connection with the offer and purchase of your BUFFALO WILD WINGS Business. Although the statements in the Offering Circular do not become part of the Franchise Agreement, nothing in the Offering Circular may contradict or be inconsistent with the contract terms.

3. The first sentence of Section 15.I is hereby deleted in its entirety, and the following substituted in lieu thereof:

                  Subject to Section 12.A, any cause of action, claim, suit or demand allegedly arising from or related to the terms of this Agreement or the relationship of the parties must be brought in the Illinois federal or state court for the Designated Area in which you are located.

4. Section 15.H(1) is deleted in its entirety and replaced with the following:

                  Applicable Law and Waiver. Subject to our rights under federal trademark laws and the parties' rights under the Federal Arbitration Act in accordance with Paragraph 12 of this Agreement, the parties' rights under this Agreement, and the relationship between the parties is governed by, and will be interpreted in accordance with, the laws of Illinois.

5. As stated in the text of the Acknowledgment Addendum, representations contained in the Acknowledgment Addendum are not intended for nor shall they act as a release, estoppel or waiver of rights that you as a franchisee have or liabilities that you may incur under the Illinois Franchise Disclosure Act, 815 IL ss. 705.

6. Except as amended herein, the Franchise Agreement will be construed and enforced in accordance with its terms.

Each of the undersigned hereby acknowledges having read and understood this Addendum and consents to be bound by all of its terms.



YOU:                                   US:

                                       BUFFALO WILD WINGS INTERNATIONAL, INC.



                                       ______________________________________
_____________________________________  By:  Sally J. Smith
By:  ________________________________       --------------
    Its:_____________________________       President & CEO



_____________________________________
By:  ________________________________
    Its:_____________________________

                                   ADDENDUM TO
                              BUFFALO WILD WINGS(R)
                           FRANCHISE AGREEMENT FOR THE
                                STATE OF MARYLAND

This Addendum pertains to franchises sold in the State of Maryland and is for the purpose of complying with Maryland statutes and regulations. Notwithstanding anything which may be contained in the body of the Franchise Agreement to the contrary, the Agreement is amended as follows:

1. The following sentence is added to the end of Section 14.C:

                  Notwithstanding the preceding sentence, any claims arising under the Maryland Franchise Registration and Disclosure Law must be brought within three years after the date of this Agreement.

2. The following sentence is hereby added to the end of Section 11.D.6:

                  Nothing in this Section 11.D.6, however, will act as a release, estoppel or waiver of any liability incurred under the Maryland Franchise Registration and Disclosure Law.

3. The following sentence is hereby added to the end of Section 15.B:

                  Nothing in this Section 15.B, however, will act as a release, estoppel or waiver of any liability incurred under the Maryland Franchise Registration and Disclosure Law.

4. Section 15.I is amended to provide that you may bring a lawsuit in Maryland for claims arising under the Maryland Franchise Registration and Disclosure Law.
Section 15.I is further amended to provide that any claims arising under the Maryland Franchise Registration and Disclosure Law must be brought within three
(3) years after the date of the Franchise Agreement.

5. Any provision in the Agreement that requires you to disclaim the occurrence and/or acknowledge the non occurrence of acts that would constitute a violation of the Maryland Franchise Registration and Disclosure Law is not intended to nor will it act as a release, estoppel or waiver of any liability incurred under the Maryland Franchise Registration and Disclosure Law.

6. Except as amended herein, the Franchise Agreement will be construed and enforced in accordance with its terms.

Each of the undersigned hereby acknowledges having read and understood this Addendum and consents to be bound by all of its terms.



YOU:                                   WE:

                                       BUFFALO WILD WINGS INTERNATIONAL, INC.

                                       ______________________________________
_____________________________________  By:  Sally J. Smith
By:  ________________________________       --------------
    Its:_____________________________       President & CEO



_____________________________________
By:  ________________________________
    Its:_____________________________

                                RELEASE OF CLAIMS

         For and in consideration of the agreements and covenants described below, Buffalo Wild Wings International, Inc. ("BWW") and ("Franchisee") enter into this Release of Claims ("Agreement").

                                    RECITALS

         A. BWW and Franchisee entered into a BUFFALO WILD WINGS(R) Franchise Agreement dated __________, ____________.

         B. [NOTE: Describe the circumstances relating to the release.]

         C. Subject to and as addressed with greater specificity in the terms and conditions set forth below, BWW and Franchisee now desire to settle any and all disputes that may exist between them relating to the Franchise Agreement.

                                   AGREEMENTS

         1. CONSIDERATION. [NOTE: Describe the consideration paid.]

         2-3. [NOTE: Detail other terms and conditions of the release.]

         4. RELEASE OF CLAIMS BY BWW. In consideration of, and only upon full payment of $________ to BWW, and the other terms and conditions of this Agreement, the receipt and sufficiency of which is hereby acknowledged, BWW, for itself, its parent company and for each of its affiliated corporations, subsidiaries, divisions, insurers, indemnitors, attorneys, successors, and assigns, together with all of its past and present directors, officers, employees, attorneys, agents, assigns and representatives does hereby release and forever discharge Franchisee and each of his heirs, executors, successors, and assigns of and from any and all actions, suits, proceedings, claims (including, but not limited to, claims for attorney's fees), complaints, judgments, executions, whether liquidated or unliquidated, known or unknown, asserted or unassorted, absolute or contingent, accrued or not accrued, disclosed or undisclosed, related to the Franchise Agreement. This release does not release Franchisee from any obligations he may have under this Agreement.

         5. RELEASE OF CLAIMS BY FRANCHISEE. In consideration of the other terms and conditions of this Agreement, the receipt and sufficiency of which is hereby acknowledged, Franchisee, for himself and for each of his heirs, executors, administrators, insurers, attorneys, agents, representatives, successors, and assigns, does hereby release and forever discharge Buffalo Wild Wings International, Inc., its parent company and each of its respective affiliated corporations, subsidiaries, divisions, insurers, indemnitors, attorneys, successors, and assigns, together with all of their past and present directors, officers, employees, attorneys, agents, assigns and representatives in their capacities as such, of and from any and all actions, suits, proceedings, claims (including, but not limited to, claims for attorney's fees), complaints, charges, judgments, executions, whether liquidated or unliquidated, known or unknown, asserted or unasserted, absolute or contingent, accrued or not accrued, related to the Franchise Agreement.

         6. RESERVATION OF CLAIMS AGAINST NON-SETTLING PARTIES. Buffalo Wild Wings International, Inc. and Franchisee expressly reserve their right and claims against any non-settling persons, firms, corporations, or other entities for whatever portion or percentage their damages are found to be attributable to the wrongful conduct of said non-settling parties.

         7. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties relative to the subject matter contained herein, and all prior understandings, representations and agreements made by and between the parties relative to the contents contained in this Agreement are merged into this Agreement.

         8. VOLUNTARY NATURE OF AGREEMENT. The parties acknowledge and agree that they have entered into this Agreement voluntarily and without any coercion. The parties further represent that they have had the opportunity to consult with an attorney of their own choice, that they have read the terms of this Agreement, and that they fully understand and voluntarily accept the terms.

         9. GOVERNING LAW AND JURISDICTION. This Agreement will be construed and enforced in accordance with the law of the state of ____________.

         10. ATTORNEYS' FEES. All rights and remedies under this Agreement shall be cumulative and none shall exclude any other right or remedy allowed by law. In the event of a breach of this Agreement that requires one of the parties to enforce the terms and conditions of this Agreement, the non-prevailing party shall pay the prevailing party's attorneys' fees and costs incurred by reason of the breach.


                                       BUFFALO WILD WINGS INTERNATIONAL, INC.


Date:  __________________,2006

                                       ______________________________________
                                       By:  Sally J. Smith
                                            --------------
                                            Its:  President & CEO



                                       FRANCHISEE:

                                       By:  ________________________________
Date:  __________________,2006             Its:______________________________

                                   ADDENDUM TO
                              BUFFALO WILD WINGS(R)
                           FRANCHISE AGREEMENT FOR THE
                               STATE OF MINNESOTA

This Addendum  pertains to franchises  sold in the State of Minnesota and is for the purpose of complying with Minnesota statutes and regulations. Notwithstanding anything which may be contained in the body of the Franchise Agreement to the contrary, the Agreement is amended as follows:

1. We will undertake the defense of any claim of infringement by third parties involving the BUFFALO WILD WINGS mark, and you will cooperate with the defense in any reasonable manner prescribed by us with any direct cost of such cooperation to be borne by us.

2. Minnesota law provides franchisees with certain termination and nonrenewal rights. As of the date of this Franchise Agreement, Minn. Stat. Sec. 80C.14, Subd. 3, 4 and 5 require, except in certain specified cases, that a franchisee be given 90 days notice of termination (with 60 days to cure) and 180 days notice for nonrenewal of the franchise agreement.

3. The second sentence of Section 12.B of the Agreement is deleted in its entirety and will have no further force and effect and the following is substituted in lieu thereof:

                  Therefore, it is mutually agreed that in the event of a breach or threatened breach of any of the terms of this Agreement by you, we will forthwith be entitled to seek an injunction restraining such breach or to a decree of specific performance, without showing or proving any actual damage, together with recovery of reasonable attorneys' fees and other costs incurred in obtaining said equitable relief, until such time as a final and binding determination is made by the arbitrators.

4. Section 15.J is hereby deleted in its entirety.

5. No release language set forth in the Franchise Agreement shall relieve Franchisor or any other person, directly or indirectly, from liability imposed by the laws concerning franchising in the State of Minnesota, provided, that this part will not bar the voluntary settlement of disputes.

6. Except as amended herein, the Franchise Agreement will be construed and enforced in accordance with its terms.

Each of the undersigned hereby acknowledges having read and understood this Addendum and consents to be bound by all of its terms.



YOU:                                   WE:

                                       BUFFALO WILD WINGS INTERNATIONAL, INC.

                                       ______________________________________
_____________________________________  By:  Sally J. Smith
By:  ________________________________       --------------
    Its:_____________________________  Its: President & CEO



_____________________________________
By:  ________________________________
    Its:_____________________________

                                   ADDENDUM TO
                              BUFFALO WILD WINGS(R)
                           FRANCHISE AGREEMENT FOR THE
                              STATE OF NORTH DAKOTA

This Addendum pertains to franchises sold in the State of North Dakota and is for the purpose of complying with North Dakota statutes and regulations. Notwithstanding anything which may be contained in the body of the Franchise Agreement to the contrary, the Agreement is amended to include the following:

1. Notwithstanding anything contained in Section 12.A of the Franchise Agreement, any arbitration proceeding must take place in the city nearest to the your Business in which the American Arbitration Association maintains an office and facility for arbitration, or at such other location as may be mutually agreed upon by the parties.

2. Covenants not to compete such as those mentioned in Sections 10.D of the Franchise Agreement may be subject to Section 9-08-06 of the North Dakota Century Code and unenforceable in the State of North Dakota if contrary to
Section 9-08-06.

3. The North Dakota Securities Commissioner has held that requiring franchisees to consent to the jurisdiction of courts outside of North Dakota is unfair, unjust or inequitable within the intent of Section 51-19-09 of the North Dakota Franchise Investment Law. The first sentence of Section 15.I is therefore deleted in its entirety, and the following substituted in lieu thereof:

                  Any cause of action, claim, suit or demand allegedly arising from or related to the terms of this Agreement or the relationship of the parties that is not subject to arbitration under Paragraph 12 must be brought in the Federal District Court for the District of Minnesota or in Hennepin County District Court, Fourth Judicial District, Minneapolis, Minnesota or the federal or state court of the Designated Area in which the you are located.

4. Section 15.J is hereby deleted from the Franchise Agreement, as a waiver of punitive damages is considered unenforceable in the State of North Dakota.

5. Pursuant to Section 51-19-09 of the North Dakota Franchise Investment Law, a franchisee may not be required to sign a general release as a condition of renewal under Section 4.B of the Franchise Agreement.

6. Except as amended herein, the Franchise Agreement will be construed and enforced in accordance with its terms.



Each of the undersigned hereby acknowledges having read and understood this Addendum and consents to be bound by all of its terms.



YOU:                                   WE:

                                       BUFFALO WILD WINGS INTERNATIONAL, INC.

                                       ______________________________________
_____________________________________  By:  Sally J. Smith
By:  ________________________________       --------------
    Its:_____________________________  Its: President & CEO



_____________________________________
By:  ________________________________
    Its:_____________________________


_____________________________________
By:  ________________________________
    Its:_____________________________

                                   ADDENDUM TO
                              BUFFALO WILD WINGS(R)
                           FRANCHISE AGREEMENT FOR THE
                               STATE OF WASHINGTON

         This Addendum pertains to franchises sold in the State of Washington and is for the purpose of complying with Washington statutes and regulations. Notwithstanding anything which may be contained in the body of the Franchise Agreement to the contrary, the Agreement is amended to include the following:

1. Section 15.B of the Franchise Agreement is amended by the addition of the following language:

                  If any of the provisions in the Franchise Offering Circular or Franchise Agreement are inconsistent with the relationship provisions of R.C.W. 19.100.180 or other requirements of the Washington Franchise Investment Protection Act, the provisions of the Act will prevail over the inconsistent provisions of the Franchise Offering Circular and Franchise Agreement with regard to any franchise sold in Washington.

2. The second sentence of Section 12.A is hereby deleted in its entirety and the following substituted in lieu thereof

                  The arbitration must take place either in the state of Washington, or in a place mutually agreed upon at the time of the arbitration, or as determined by the arbitrator.

3. Paragraph 16 of the Franchise Agreement is amended by the addition of the following language:

                  A release or waiver of rights executed by you will not include rights under the Washington Franchise Investment Protection Act except when executed pursuant to a negotiated settlement after the agreement is in effect and where the parties are represented by independent counsel. Provisions such as those which unreasonably restrict or limit the statute of limitations period for claims under the Act, rights or remedies under the Act such as a right to a jury trial may not be enforceable.

4. Except as amended herein, the Franchise Agreement will be construed and enforced in accordance with its terms.




Each of the undersigned hereby acknowledges having read and understood this Addendum and consents to be bound by all of its terms.


YOU:                                   WE:

                                       BUFFALO WILD WINGS INTERNATIONAL, INC.

                                       ______________________________________
_____________________________________  By:  Sally J. Smith
By:  ________________________________       --------------
    Its:_____________________________  Its: President & CEO



_____________________________________
By:  ________________________________
    Its:_____________________________


_____________________________________
By:  ________________________________
    Its:_____________________________

                                   ADDENDUM TO
                              BUFFALO WILD WINGS(R)
                           FRANCHISE AGREEMENT FOR THE
                               STATE OF WISCONSIN

This Addendum pertains to franchisees in the State of Wisconsin and is for the purpose of complying with Wisconsin statutes and regulations. Notwithstanding anything which may be contained in the body of the Franchise Agreement to the contrary, the Agreement is amended to include the following:

1. Notwithstanding anything which may be contained in the body of the Franchise Agreement to the contrary, Section 13.B of the Agreement pertaining to "Termination by Us" is extended as follows:

         We will provide you at least 90 days' prior written notice of termination, cancellation, or substantial change in competitive circumstances. The notice will state all the reasons for termination, cancellation, or substantial change in competitive circumstances and will provide that you have 60 days in which to rectify any claimed deficiency. If the deficiency is rectified within 60 days, the notice will be void. If the reason for termination, cancellation, or substantial change in competitive circumstances is nonpayment of sums due under the franchise, you will be entitled to written notice of such default, and will have not less than 10 days in which to remedy such default from the date of delivery or posting of such notice.

2. Ch. 135, Stats., the Wisconsin Fair Dealership Law, supersedes any provisions of this Agreement or a related document between you and us inconsistent with the Law.

3. Except as amended herein, the Franchise Agreement will be construed and enforced in accordance with its terms.

Each of the undersigned hereby acknowledges having read and understood this Addendum and consents to be bound by all of its terms.


FRANCHISEE:                            FRANCHISOR:

                                       BUFFALO WILD WINGS INTERNATIONAL, INC.

                                       ______________________________________
_____________________________________  By:  Sally J. Smith
By:  ________________________________       --------------
    Its:_____________________________  Its: President & CEO



_____________________________________
By:  ________________________________
    Its:_____________________________


_____________________________________
By:  ________________________________
    Its:_____________________________

                           ACKNOWLEDGMENT ADDENDUM TO
                    BUFFALO WILD WINGS(R) FRANCHISE AGREEMENT

As you  know,  you  and we are  entering  into a  Franchise  Agreement  for  the operation of a BUFFALO WILD WINGS(R) franchise. The purpose of this Acknowledgment Addendum is to determine whether any statements or promises were made to you that we have not authorized or that may be untrue, inaccurate or misleading, and to be certain that you understand the limitations on claims that may be made by you by reason of the offer and sale of the franchise and operation of your business. Please review each of the following questions carefully and provide honest responses to each question.

ACKNOWLEDGMENTS AND REPRESENTATIONS*.

1. Did you receive a copy of our Offering Circular (and all exhibits and attachments) at least 10 business days prior to signing the Franchise Agreement? Check one: ( ) Yes ( ) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

1A. For Illinois residents or those wishing to locate their franchise in Illinois, did you receive a copy of our Offering Circular (and all exhibits and attachments) at least 14 calendar days prior to signing the Franchise Agreement? Check one: ( ) Yes ( ) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

2. Have you studied and reviewed carefully our Offering Circular and Franchise Agreement? Check one: ( ) Yes ( ) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

3. Did you receive a copy of the Franchise Agreement at least 5 business days prior to the date on which the Franchise Agreement was executed? Check one: ( ) Yes ( ) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

4. Did you understand all the information contained in both the Offering Circular and Franchise Agreement? Check one: ( ) Yes ( ) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

5. Was any oral, written or visual claim or representation made to you that contradicted the disclosures in the Offering Circular? Check one:
         ( ) Yes ( ) No. If yes, please state in detail the oral, written or visual claim or representation:
         _______________________________________________________________________

         _______________________________________________________________________

6. Did any employee or other person speaking on behalf of Buffalo Wild Wings International, Inc. make any oral, written or visual claim, statement, promise or representation to you that stated, suggested, predicted or projected sales, revenues, expenses, earnings, income or profit levels at any BUFFALO WILD WINGS location or business, or the likelihood of success at your franchised business? Check one: ( ) Yes ( ) No. If yes, please state in detail the oral, written or visual claim or representation:

7. Did any employee or other person speaking on behalf of Buffalo Wild Wings International, Inc. make any statement or promise regarding the costs involved in operating a franchise that is not contained in the Offering Circular or that is contrary to, or different from, the information contained in the Offering Circular. Check one: (__) Yes (__) No. If yes, please comment:

         _______________________________________________________________________

         _______________________________________________________________________

8. Do you understand that that the franchise granted is for the right to develop and operate the Restaurants in the Designated Territory, as stated in Subparagraph 2.B, and that, according to Subparagraph 2.D, we and our affiliates have the right to distribute products through alternative methods of distribution and to issue franchises or operate competing businesses for or at locations, as we determine, (i) outside of your Designated Area using any trademarks; (ii) inside your Designated Territory using any trademarks other than the BUFFALO WILD WINGS Trademark; and (iii) inside the Designated Territory using the BUFFALO WILD WINGS Trademark, for facilities at Special Sites and facilities with interior areas less than 2,400 square feet (subject to your right of first refusal as detailed in the Franchise Agreement)? Check one: (__) Yes (__) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

9. Do you understand that the Franchise Agreement contains the entire agreement between you and us concerning the franchise for the Restaurant, meaning that any prior oral or written statements not set out in the Franchise Agreement will not be binding? Check one: (__) Yes (__) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

10. Do you understand that the success or failure of your Restaurant will depend in large part upon your skills and experience, your business acumen, your location, the local market for products under the BUFFALO WILD WINGS trademarks, interest rates, the economy, inflation, the number of employees you hire and their compensation, competition and other economic and business factors? Further, do you understand that the economic and business factors that exist at the time you open your Business may change? Check one (__) Yes (__) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

11. Do you understand that you are bound by the non-compete covenants (both in-term and post-term) listed in Subparagraph 10.D and that an injunction is an appropriate remedy to protect the interests of the BUFFALO WILD WINGS system if you violate the covenant(s)? Further, do you understand that the term "you" for purposes of the non-compete covenants is defined broadly in subparagraph 10.D, such that any actions in violation of the covenants by those holding any interest in the franchisee entity may result in an injunction, default and termination of the Franchise Agreement? Check one (__) Yes (__) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

YOU UNDERSTAND THAT YOUR ANSWERS ARE IMPORTANT TO US AND THAT WE WILL RELY ON THEM. BY SIGNING THIS ADDENDUM, YOU ARE REPRESENTING THAT YOU HAVE CONSIDERED EACH QUESTION CAREFULLY AND RESPONDED TRUTHFULLY TO THE ABOVE QUESTIONS. IF MORE SPACE IS NEEDED FOR ANY ANSWER, CONTINUE ON A SEPARATE SHEET AND ATTACH.


NOTE: IF THE RECIPIENT IS A CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY OR OTHER ENTITY, EACH OF ITS PRINCIPAL OWNERS MUST EXECUTE THIS ACKNOWLEDGMENT.


Signed:_____________________________________________
Print Name:_________________________________________
Date:_______________________________________________

APPROVED ON BEHALF OF
BUFFALO WILD WINGS INTERNATIONAL, INC.

By:__________________________________________________
Title:   Sally J. Smith, President & CEO
_____________________________________________________
Date:
_____________________________________________________



*Such representations are not intended to nor shall they act as a release, estoppel or waiver of any liability incurred under the Illinois Franchise Disclosure Act or under the Maryland Franchise Registration and Disclosure Law.

                           ACKNOWLEDGMENT ADDENDUM TO
                    BUFFALO WILD WINGS(R) FRANCHISE AGREEMENT

As you  know,  you  and we are  entering  into a  Franchise  Agreement  for  the operation of a BUFFALO WILD WINGS(R) franchise. The purpose of this Acknowledgment Addendum is to determine whether any statements or promises were made to you that we have not authorized or that may be untrue, inaccurate or misleading, and to be certain that you understand the limitations on claims that may be made by you by reason of the offer and sale of the franchise and operation of your business. Please review each of the following questions carefully and provide honest responses to each question.

ACKNOWLEDGMENTS AND REPRESENTATIONS*.

1. Did you receive a copy of our Offering Circular (and all exhibits and attachments) at least 10 business days prior to signing the Franchise Agreement? Check one: ( ) Yes ( ) No. If no, please comment:

         _______________________________________________________________________

         _______________________________________________________________________

1A. For Illinois residents or those wishing to locate their franchise in Illinois, did you receive a copy of our Offering Circular (and all exhibits and attachments) at least 14 calendar days prior to signing the Franchise Agreement? Check one: ( ) Yes ( ) No. If no, please comment:

2. Have you studied and reviewed carefully our Offering Circular and Franchise Agreement? Check one: ( ) Yes ( ) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________


3. Did you receive a copy of the Franchise Agreement at least 5 business days prior to the date on which the Franchise Agreement was executed? Check one: ( ) Yes ( ) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

4. Did you understand all the information contained in both the Offering Circular and Franchise Agreement? Check one: ( ) Yes ( ) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

5. Was any oral, written or visual claim or representation made to you that contradicted the disclosures in the Offering Circular? Check one:
         ( ) Yes ( ) No. If yes, please state in detail the oral, written or visual claim or representation:
         _______________________________________________________________________

         _______________________________________________________________________


6. Did any employee or other person speaking on behalf of Buffalo Wild Wings International, Inc. make any oral, written or visual claim, statement, promise or representation to you that stated, suggested, predicted or projected sales, revenues, expenses, earnings, income or profit levels at any BUFFALO WILD WINGS location or business, or the likelihood of success at your franchised business? Check one: ( ) Yes ( ) No. If yes, please state in detail the oral, written or visual claim or representation:
         _______________________________________________________________________

         _______________________________________________________________________

7. Did any employee or other person speaking on behalf of Buffalo Wild Wings International, Inc. make any statement or promise regarding the costs involved in operating a franchise that is not contained in the Offering Circular or that is contrary to, or different from, the information contained in the Offering Circular. Check one: (__) Yes (__) No. If yes, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

8. Do you understand that that the franchise granted is for the right to develop and operate the Restaurants in the Designated Territory, as stated in Subparagraph 2.B, and that, according to Subparagraph 2.D, we and our affiliates have the right to distribute products through alternative methods of distribution and to issue franchises or operate competing businesses for or at locations, as we determine, (i) outside of your Designated Area using any trademarks; (ii) inside your Designated Territory using any trademarks other than the BUFFALO WILD WINGS Trademark; and (iii) inside the Designated Territory using the BUFFALO WILD WINGS Trademark, for facilities at Special Sites and facilities with interior areas less than 2,400 square feet (subject to your right of first refusal as detailed in the Franchise Agreement)? Check one: (__) Yes (__) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

9. Do you understand that the Franchise Agreement contains the entire agreement between you and us concerning the franchise for the Restaurant, meaning that any prior oral or written statements not set out in the Franchise Agreement will not be binding? Check one: (__) Yes (__) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

10. Do you understand that the success or failure of your Restaurant will depend in large part upon your skills and experience, your business acumen, your location, the local market for products under the BUFFALO WILD WINGS trademarks, interest rates, the economy, inflation, the number of employees you hire and their compensation, competition and other economic and business factors? Further, do you understand that the economic and business factors that exist at the time you open your Business may change? Check one (__) Yes (__) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

11. Do you understand that you are bound by the non-compete covenants (both in-term and post-term) listed in Subparagraph 10.D and that an injunction is an appropriate remedy to protect the interests of the BUFFALO WILD WINGS system if you violate the covenant(s)? Further, do you understand that the term "you" for purposes of the non-compete covenants is defined broadly in subparagraph 10.D, such that any actions in violation of the covenants by those holding any interest in the franchisee entity may result in an injunction, default and termination of the Franchise Agreement? Check one (__) Yes (__) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

YOU UNDERSTAND THAT YOUR ANSWERS ARE IMPORTANT TO US AND THAT WE WILL RELY ON THEM. BY SIGNING THIS ADDENDUM, YOU ARE REPRESENTING THAT YOU HAVE CONSIDERED EACH QUESTION CAREFULLY AND RESPONDED TRUTHFULLY TO THE ABOVE QUESTIONS. IF MORE SPACE IS NEEDED FOR ANY ANSWER, CONTINUE ON A SEPARATE SHEET AND ATTACH.


NOTE: IF THE RECIPIENT IS A CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY OR OTHER ENTITY, EACH OF ITS PRINCIPAL OWNERS MUST EXECUTE THIS ACKNOWLEDGMENT.



Signed:_____________________________________________
Print Name:_________________________________________
Date:_______________________________________________

APPROVED ON BEHALF OF
BUFFALO WILD WINGS INTERNATIONAL, INC.

By:__________________________________________________
Title:   Sally J. Smith, President & CEO
_____________________________________________________
Date:
_____________________________________________________




*Such representations are not intended to nor shall they act as a release, estoppel or waiver of any liability incurred under the Illinois Franchise Disclosure Act or under the Maryland Franchise Registration and Disclosure Law.

                           ACKNOWLEDGMENT ADDENDUM TO
                    BUFFALO WILD WINGS(R) FRANCHISE AGREEMENT

As you  know,  you  and we are  entering  into a  Franchise  Agreement  for  the operation of a BUFFALO WILD WINGS(R) franchise. The purpose of this Acknowledgment Addendum is to determine whether any statements or promises were made to you that we have not authorized or that may be untrue, inaccurate or misleading, and to be certain that you understand the limitations on claims that may be made by you by reason of the offer and sale of the franchise and operation of your business. Please review each of the following questions carefully and provide honest responses to each question.

ACKNOWLEDGMENTS AND REPRESENTATIONS*.

1. Did you receive a copy of our Offering Circular (and all exhibits and attachments) at least 10 business days prior to signing the Franchise Agreement? Check one: ( ) Yes ( ) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

1A. For Illinois residents or those wishing to locate their franchise in Illinois, did you receive a copy of our Offering Circular (and all exhibits and attachments) at least 14 calendar days prior to signing the Franchise Agreement? Check one: ( ) Yes ( ) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

2. Have you studied and reviewed carefully our Offering Circular and Franchise Agreement? Check one: ( ) Yes ( ) No. If no, please comment:

         ______________________________________________________________________

         _______________________________________________________________________

3. Did you receive a copy of the Franchise Agreement at least 5 business days prior to the date on which the Franchise Agreement was executed? Check one: ( ) Yes ( ) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

4. Did you understand all the information contained in both the Offering Circular and Franchise Agreement? Check one: ( ) Yes ( ) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

5. Was any oral, written or visual claim or representation made to you that contradicted the disclosures in the Offering Circular? Check one:
         ( ) Yes ( ) No. If yes, please state in detail the oral, written or visual claim or representation:
         _______________________________________________________________________

         _______________________________________________________________________

6. Did any employee or other person speaking on behalf of Buffalo Wild Wings International, Inc. make any oral, written or visual claim, statement, promise or representation to you that stated, suggested, predicted or projected sales, revenues, expenses, earnings, income or profit levels at any BUFFALO WILD WINGS location or business, or the likelihood of success at your franchised business? Check one: ( ) Yes ( ) No. If yes, please state in detail the oral, written or visual claim or representation:
         _______________________________________________________________________

         _______________________________________________________________________

7. Did any employee or other person speaking on behalf of Buffalo Wild Wings International, Inc. make any statement or promise regarding the costs involved in operating a franchise that is not contained in the Offering Circular or that is contrary to, or different from, the information contained in the Offering Circular. Check one: (__) Yes (__) No. If yes, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

8. Do you understand that that the franchise granted is for the right to develop and operate the Restaurants in the Designated Territory, as stated in Subparagraph 2.B, and that, according to Subparagraph 2.D, we and our affiliates have the right to distribute products through alternative methods of distribution and to issue franchises or operate competing businesses for or at locations, as we determine, (i) outside of your Designated Area using any trademarks; (ii) inside your Designated Territory using any trademarks other than the BUFFALO WILD WINGS Trademark; and (iii) inside the Designated Territory using the BUFFALO WILD WINGS Trademark, for facilities at Special Sites and facilities with interior areas less than 2,400 square feet (subject to your right of first refusal as detailed in the Franchise Agreement)? Check one: (__) Yes (__) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

9. Do you understand that the Franchise Agreement contains the entire agreement between you and us concerning the franchise for the Restaurant, meaning that any prior oral or written statements not set out in the Franchise Agreement will not be binding? Check one: (__) Yes (__) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

10. Do you understand that the success or failure of your Restaurant will depend in large part upon your skills and experience, your business acumen, your location, the local market for products under the BUFFALO WILD WINGS trademarks, interest rates, the economy, inflation, the number of employees you hire and their compensation, competition and other economic and business factors? Further, do you understand that the economic and business factors that exist at the time you open your Business may change? Check one (__) Yes (__) No. If no, please comment:
         _______________________________________________________________________

         _______________________________________________________________________

11. Do you understand that you are bound by the non-compete covenants (both in-term and post-term) listed in Subparagraph 10.D and that an injunction is an appropriate remedy to protect the interests of the BUFFALO WILD WINGS system if you violate the covenant(s)? Further, do you understand that the term "you" for purposes of the non-compete covenants is defined broadly in subparagraph 10.D, such that any actions in violation of the covenants by those holding any interest in the franchisee entity may result in an injunction, default and termination of the Franchise Agreement? Check one (__) Yes (__) No. If no, please comment:

YOU UNDERSTAND THAT YOUR ANSWERS ARE IMPORTANT TO US AND THAT WE WILL RELY ON THEM. BY SIGNING THIS ADDENDUM, YOU ARE REPRESENTING THAT YOU HAVE CONSIDERED EACH QUESTION CAREFULLY AND RESPONDED TRUTHFULLY TO THE ABOVE QUESTIONS. IF MORE SPACE IS NEEDED FOR ANY ANSWER, CONTINUE ON A SEPARATE SHEET AND ATTACH.


NOTE: IF THE RECIPIENT IS A CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY OR OTHER ENTITY, EACH OF ITS PRINCIPAL OWNERS MUST EXECUTE THIS ACKNOWLEDGMENT.


Signed:_____________________________________________
Print Name:_________________________________________
Date:_______________________________________________

APPROVED ON BEHALF OF
BUFFALO WILD WINGS INTERNATIONAL, INC.

By:__________________________________________________
Title:   Sally J. Smith, President & CEO
_____________________________________________________
Date:
_____________________________________________________



*Such representations are not intended to nor shall they act as a release, estoppel or waiver of any liability incurred under the Illinois Franchise Disclosure Act or under the Maryland Franchise Registration and Disclosure Law.